UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Colgate-Palmolive Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 31, 2006

Dear Fellow Colgate Stockholder:

      You are cordially invited to attend our Annual Meeting of Stockholders on Thursday, May 4, 2006, at 10:00 a.m. in the Broadway Ballroom of the Marriott Marquis Hotel, 1535 Broadway, between 45th and 46th Streets, New York, New York 10036.

      At the meeting, we will ask you to elect the Board of Directors, to ratify the selection of the independent registered public accounting firm and to renew the stock plan for non-employee directors, which expires at the end of this year. In addition, two stockholder proposals will be offered for your consideration. We will also review the progress of the Company during the past year and answer your questions.

      This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement describes the business we will conduct at the meeting and provides information about the Company that you should consider when you vote your shares.

      The Proxy Statement includes a section highlighting the Company's corporate governance standards. The Company and its Board of Directors have a long-standing commitment to good governance, and the Board continuously reviews its governance practices to ensure that they promote shareholder value. In the past year, this ongoing review has resulted in certain enhancements described in this section, including the adoption of a majority voting policy for the election of directors and the expansion of the role of the independent presiding director. We invite you to review the governance section beginning on page 4 of the Proxy Statement to learn more about our continuing commitment to excellence in corporate governance.

      It is important that your stock be represented at the meeting. Whether or not you plan to attend the meeting in person, we hope that you will vote on the matters to be considered by following the instructions on the enclosed proxy card. You may vote your proxy by telephone, Internet or mail.

Very truly yours,

Reuben Mark Chairman of the Board and Chief Executive Officer	Ian M. Cook President and Chief Operating Officer

March 31, 2006

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

       The 2006 Annual Meeting of Stockholders of Colgate-Palmolive Company will be held in the Broadway Ballroom of the Marriott Marquis Hotel, 1535 Broadway, between 45th and 46th Streets, New York, New York 10036, on Thursday, May 4, 2006, at 10:00 a.m., for the following purposes:

1.	To elect the Board of Directors;
2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2006;
3.	To renew the Stock Plan for Non-Employee Directors, which expires at the end of this year, by approving the Colgate-Palmolive Company 2007 Stock Plan for Non-Employee Directors;
4.	To consider two stockholder proposals; and
5.	To consider and act upon such other business as may properly come before the meeting.

       Stockholders of record at the close of business on March 7, 2006 are entitled to vote at the Annual Meeting.

       Your vote is important. We encourage you to vote by proxy, even if you plan to attend the meeting. You may vote your proxy by telephone, Internet or mail. A toll-free telephone number and website address are included on your proxy card. If you choose to vote by mail, please complete and mail the enclosed proxy card to us in the return envelope, which requires no postage if mailed in the United States. Voting now will not limit your right to change your vote or to attend the meeting.

Andrew D. Hendry
Senior Vice President, General Counsel and Secretary
Colgate-Palmolive Company
300 Park Avenue
New York, New York 10022

PROXY STATEMENT

       Colgate-Palmolive Company (referred to in this Proxy Statement as “we,” “Colgate” or the “Company”) is sending you this Proxy Statement in connection with the solicitation by the Board of Directors (the “Board”) of proxies to be voted at the 2006 Annual Meeting of Stockholders.

       We are mailing this Proxy Statement, a proxy card and the 2005 Annual Report of the Company to stockholders beginning March 31, 2006. The Annual Report being mailed with the Proxy Statement is not part of the proxy-soliciting material.

VOTING PROCEDURES

Who Can Vote

       The Company has two classes of voting stock outstanding: Common Stock and Series B Convertible Preference Stock. If you were a record owner of either of these classes of stock on March 7, 2006, the record date for voting at the Annual Meeting, you are entitled to vote at the meeting.

Determining the Number of Votes You Have

       Each share of Common Stock has one vote, and each share of Series B Convertible Preference Stock, which is convertible into eight shares of Common Stock, has eight votes. When originally issued in 1989, each share of Series B Convertible Preference Stock was convertible into one share of Common Stock. Since then the Common Stock has split three times while the Series B Convertible Preference Stock has not split. To maintain its parity with the Common Stock, the voting rights, dividends and conversion ratio of the Series B Convertible Preference Stock have been adjusted accordingly. Thus, each share of Series B Convertible Preference Stock has eight votes.

How to Vote

       You can vote your shares in two ways: either by proxy or in person at the Annual Meeting by written ballot. If you choose to vote by proxy, you may do so using the telephone, the Internet or mail. Each of these procedures is more fully explained below. Even if you plan to attend the meeting, the Board of Directors recommends that you vote by proxy.

       Voting by Proxy

       Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number of stockholders be represented by proxy. You may vote your proxy by telephone, Internet or mail, each as more fully explained below. In each case, we will vote your shares as you direct. When you vote your proxy, you can specify whether your shares should be voted for all, some or none of the nominees for director. You can also specify whether you approve, disapprove or abstain from voting on the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2006, the approval of the Colgate-Palmolive Company 2007 Stock Plan for Non-Employee Directors (the “2007 Stock Plan for Non-Employee Directors”) and the two stockholder proposals. If you vote using the telephone or Internet, you will be instructed how to record your vote on each of these proposals.

       If any other matters are properly presented at the Annual Meeting for consideration, the Company's directors named on your proxy card as the Proxy Committee (the “Proxy Committee”) will have discretion to vote for you on those matters. At the time this Proxy Statement was printed, we knew of no other matters to be raised at the Annual Meeting.

•	Vote by Telephone
If you reside in the United States, Canada or Puerto Rico, you can vote your shares by telephone by calling the toll-free number on your proxy card (at no cost to you). Telephone voting is available 24 hours a day, seven days a week, until 11:59 p.m. (Eastern Time) on Wednesday, May 3, 2006. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate stockholders through individual control numbers. If you vote by telephone, you do not need to return your proxy card.
•	Vote by Internet
You also can vote your shares via the Internet. The website address for Internet voting is printed on your proxy card. Internet voting is available 24 hours a day, seven days a week, until 11:59 p.m. (Eastern Time) on Wednesday, May 3, 2006. As with telephone voting, you will have the opportunity to confirm that your instructions have been properly recorded. Our Internet voting procedures are designed to authenticate stockholders through individual control numbers. If you vote via the Internet, you may incur costs such as telephone and Internet access fees for which you will be responsible. If you vote via the Internet, you do not need to return your proxy card.
•	Vote by Mail
To vote your shares by mail, complete and return the enclosed proxy card to us before May 4, 2006, the date of the Annual Meeting. If you sign and return the proxy card but do not specify how to vote, we will vote your shares in favor of our nominees for director, the ratification of the selection of the independent registered public accounting firm and the approval of the 2007 Stock Plan for Non-Employee Directors and against the two stockholder proposals.

       Voting at the Annual Meeting

       If you wish to vote at the Annual Meeting, written ballots will be available from the ushers at the meeting. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting. Voting by proxy, whether by telephone, Internet or mail, will not limit your right to vote at the Annual Meeting if you decide to attend in person. However, if you vote by proxy and also attend the meeting, there is no need to vote again at the meeting unless you wish to change your vote.

Revocation of Proxies

       You can revoke your proxy at any time before it is exercised at the Annual Meeting by taking any one of the following actions: (1) you can deliver a valid written proxy with a later date or follow the instructions given for changing your vote by telephone or via the Internet; (2) you can notify the Secretary of the Company in writing that you have revoked your proxy (using the address in the Notice of Annual Meeting of Stockholders above); or (3) you can vote in person by written ballot at the Annual Meeting.

Quorum

       To carry on the business of the Annual Meeting, a minimum number of shares, constituting a quorum, must be present. The quorum for the Annual Meeting is a majority of the votes represented by the outstanding stock of the Company. This majority may be present in person or by proxy. Abstentions and “broker non-votes” (which are explained below) are counted as present to determine whether there is a quorum for the Annual Meeting.

Broker Non-Votes

       A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. “Broker non-votes” are not counted as votes against the proposal in question or as abstentions, nor are they counted to determine the number of votes present for the particular proposal.

       Under the rules of the New York Stock Exchange (the “NYSE”), if your broker holds shares in your name and delivers this Proxy Statement to you, the broker is entitled to vote your shares on Proposals

1 and 2 even if the broker does not receive voting instructions from you. The broker is not entitled to vote your shares on Proposals 3, 4 or 5 without your instructions.

Required Vote

       Proposal 1: Election of Directors. The nine nominees for director who receive the most votes of all the votes cast for directors will be elected. This means that if you do not vote for a particular nominee, or if you withhold authority to vote for a particular nominee when voting your proxy, your vote will not count for or against the nominee. As more fully described in “Policy on Majority Voting in Director Elections”, on page 11, in an uncontested election, any director who receives a majority of “withhold” votes will be required to tender his or her resignation to the Nominating and Corporate Governance Committee, which will then consider the resignation and make a recommendation to the full Board of Directors.

       Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on this proposal, is required to ratify the selection of the independent registered public accounting firm. This means that if you abstain from voting on this proposal, it will have the same effect as if you voted against it.

       Proposal 3: Approval of the 2007 Stock Plan for Non-Employee Directors. The affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on this proposal, is required for the approval of the 2007 Stock Plan for Non-Employee Directors. If you abstain from voting on this proposal, it will have the same effect as if you voted against it. “Broker non-votes” are not counted as abstentions or votes against this proposal or as shares present and entitled to vote on this matter.

       Proposals 4 and 5: Stockholder Proposals. For each of the stockholder proposals, the affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on the proposal, is required for adoption of the proposed resolution. When voting your proxy, the Proxy Committee will vote against these proposals unless you instruct otherwise. If you abstain from voting on a particular stockholder proposal, it will have the same effect as if you voted against it. “Broker non-votes” are not counted as abstentions or votes against these proposals or as shares present and entitled to vote on these matters.

Confidential Voting

       All proxies, ballots and vote tabulations that identify stockholders are confidential. An independent tabulator will receive, inspect and tabulate your proxy whether you vote by telephone, Internet or mail. Your vote will not be disclosed to anyone other than the independent tabulator without your consent, except if proxies are being solicited for a change of control of the Company or if doing so is necessary to meet legal requirements.

Voting by Employees Participating in the Company's Savings and Investment Plan

       If you are a Colgate employee who participates in the Colgate-Palmolive Company Employees Savings and Investment Plan (the “Savings and Investment Plan”), you will receive a proxy card prior to the Annual Meeting. This card will indicate the aggregate number of shares of Series B Convertible Preference Stock and Common Stock credited to your account under the Savings and Investment Plan as of March 7, 2006, the record date for voting at the meeting.

•	You can direct the trustee how to vote the shares by telephone, via the Internet or by returning the proxy card. Instructions for each method are indicated on the proxy card.
•	If you do not indicate your vote to the trustee on time, the trustee will vote your shares in the same proportion as the shares voted by employees who indicate their votes on time.

Voting by Employees Participating in a Stock Ownership Program outside the U.S.

       If you are an employee who participates in one of Colgate's employee stock ownership plans outside the U.S., you will receive separate voting instructions from your local Human Resources Department.

GOVERNANCE OF THE COMPANY

Colgate's Corporate Governance Commitment

       Colgate's Board of Directors believes strongly that good corporate governance accompanies and greatly aids our long-term business success. This success has been the direct result of Colgate's key business strategies, including its focus on core product categories and global brands, people development programs emphasizing “pay for performance” and the highest business standards. Colgate's Board has been at the center of these key strategies, helping to design and implement them, and seeing that they guide the Company's operations.

       The Board believes that the Company has consistently been at the forefront of good corporate governance. Reflecting its commitment to continuous improvement, the Board reviews its governance practices on an ongoing basis to ensure that they promote shareholder value. This review has resulted in certain recent enhancements, including the adoption of a majority voting policy for the election of directors and the expansion of the role of the independent presiding director, which are described below along with other highlights of the Company's corporate governance program.

Board Independence and Expertise

•	Strict Director Independence Standards. Since 1989, the Board of Directors has been comprised entirely of outside independent directors, with the exception of the Chief Executive Officer (the “CEO”). All members of the Audit Committee, the Nominating and Corporate Governance Committee and the Personnel and Organization Committee are independent directors. The Board believes that an independent director should be free of any relationship with Colgate or its senior management that may in fact or appearance impair the director's ability to make independent judgments or compromise the director's objectivity and loyalty to stockholders. Based on this principle, in 2004 the Board adopted director independence standards which outline the types of relationships, both personal and professional, between directors and the Company, its senior management and other directors that, if present, would preclude a finding of independence. These standards, which are substantially stricter than those required by the NYSE, guide the Board's annual affirmative determinations of independence. A copy of the standards is contained in Appendix B and is also available on the Company's website at www.colgate.com.
•	Executive Sessions/Presiding Director. The non-management directors of the Board, all of whom are independent directors, are scheduled to meet in executive session without the CEO present at every regularly scheduled Board meeting. The role of presiding director at these sessions is rotated among the independent directors every year in accordance with an established schedule. In January 2006, the Board amended the Corporate Governance Guidelines to further define the role of the presiding director. The role of the independent presiding director is to, among other things: establish agendas for executive sessions in consultation with the other directors; serve as a liaison between the independent directors and the CEO in matters relating to the Board as a whole (although all independent directors are encouraged freely to communicate with the Chairman and CEO and other members of management at any time); review meeting schedules to help assure there is sufficient time for the discussion of all agenda items; have the authority to call meetings of the independent directors as appropriate and to be available, as appropriate, for consultation and direct communication from shareholders. Jill K. Conway currently is serving as the presiding director.
•	Audit Committee Independence and Financial Literacy. All members of the Audit Committee are independent directors. The Board has also determined that all members of the Audit Committee are “audit committee financial experts” as that term is defined in the rules of the Securities and Exchange Commission (the “SEC”) and that they meet the independence and financial literacy requirements of the NYSE.
•	Board Experience and Diversity. As its present directors exemplify, Colgate values experience in business, education and public service fields, international experience, educational achievement, strong moral and ethical character and diversity. A copy of Colgate's criteria for Board membership, entitled “Independent Board Candidate Qualifications,” is available on the Company's website at www.colgate.com.

Directors are Stockholders

•	Director Compensation in Stock. On average, 83 percent of a director's compensation is paid in Colgate stock. Board members also receive stock options each year.
•	Significant Levels of Director Stock Ownership. Board members own significant amounts of Company stock. Under the Company's stock ownership guidelines, independent directors are required to own stock equal in value to at least five times their annual fee. For more information on director stock ownership, please see the table included in “Stock Ownership of Directors and Executive Officers” on page 18.
•	No Director Pensions. In 1996, the Director Pension Plan was terminated. At the same time, the annual grant of Common Stock under the Stock Plan for Non-Employee Directors was increased to further align the interests of directors with those of stockholders.

Established Policies Guide Governance and Business Integrity

•	Charters for Board Committees. In 2003, the Personnel and Organization Committee, the Finance Committee and the Nominating and Corporate Governance Committee, under the leadership of their respective committee chairs, reviewed their mission statements. First developed in 1992, long before the SEC or the NYSE recommended such action, these mission statements have been updated and are now presented as committee charters. The Audit Committee charter, most recently updated in March 2006, reflects the increased authority and responsibilities of the committee under the corporate governance rules of the SEC and the NYSE. Copies of the committee charters are available on the Company's website at www.colgate.com, and a copy of the Audit Committee charter is contained in Appendix C.
•	Corporate Governance Guidelines. First formalized in 1996, the guidelines reflect the Board's views and Company policy regarding significant corporate governance issues. As part of its ongoing review of best practices in corporate governance, the Board recently amended the guidelines to adopt a majority voting policy for the election of directors (more fully described on page 11) and to expand the role of the independent presiding director. Other recent updates include the Company's director independence standards, stock ownership guidelines and committee self-evaluation procedures. The Board believes the updated Corporate Governance Guidelines are state-of-the-art. A copy of the guidelines, entitled “Board Guidelines on Significant Corporate Governance Issues,” is available on the Company's website at www.colgate.com.
•	Code of Conduct. The Board sponsors the Company's Code of Conduct, which was first issued in 1987, and Business Practices Guidelines, both of which promote the highest ethical standards in all of the Company's business dealings. The Global Business Practices function, headed by an executive officer, oversees compliance with these standards. The Code of Conduct applies to the Company's directors and employees, including the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer, and satisfies the SEC's requirements for a code of ethics for senior financial officers. The Code of Conduct, which is updated periodically, most recently in January 2004, is available on the Company's website at www.colgate.com.
•	Business Integrity Initiatives. The Board supports the Company's efforts to communicate effectively its commitment to ethical business practices. To further this goal, executives and key managers throughout the Colgate world annually certify in writing that they understand and comply with the Code of Conduct and that the people they supervise are also in compliance. Colgate directors also annually certify their compliance with the Code of Conduct. In addition to already existing training regarding the Code of Conduct, Colgate values and effective leadership, in 2005, the Company's Global Business Practices Department launched an updated mandatory management training program entitled “Business Integrity—Colgate Values at Work.” This initiative is designed to educate Colgate executives, managers, and other key Colgate people around the world about the applicable laws, regulations, guidelines and policies governing Colgate's business practices. The training includes topics such as: the proper gathering of competitive information, adhering to antitrust laws, ensuring proper accounting practices, avoiding conflicts of interest, the giving and receiving of gifts, insider trading and Colgate's Code of Conduct, including our internal compliance certification process.

Board Focused on Key Business Priorities

•	Strategic Role of Board. The Board plays a major role in developing Colgate's business strategy. It reviews the Company's strategic plan and receives detailed briefings throughout the year on critical aspects of its implementation. These include subsidiary performance reviews, product category reviews, presentations regarding R&D initiatives and reports from specific disciplines such as manufacturing and information technology.
•	Succession Planning and People Development. The Board has extensive involvement in this area with special focus on CEO succession. It discusses potential successors to key executives and examines backgrounds, capabilities and appropriate developmental assignments. Regular reviews of professional training programs, benefit programs and career development processes assist the Board in guiding the Company's people development initiatives and efforts to gain a competitive recruitment and retention advantage.

Direct Access to Management

•	Management Participation at Board Meetings. Key senior managers regularly attend Board meetings. Topics are presented to the Board by the members of management who are most knowledgeable about the issue at hand irrespective of seniority. An open and informal environment allows dialogue to develop between directors and management, which often produces new ideas and areas of focus.
•	Direct Access to Management. The Board's direct access to management continues outside the boardroom during frequent discussions with corporate officers, division presidents and other employees, usually without the CEO present. Directors are invited to, and often do, contact senior managers directly with questions and suggestions.

Ensuring Management Accountability

•	Performance-Based Compensation. Colgate has linked the pay of its managers and employees at all levels to the Company's performance. As described in greater detail in the Personnel and Organization Committee Report on Executive Compensation beginning on page 33, the Personnel and Organization Committee adheres to this pay-for-performance philosophy, and stock-based incentives comprise a significant component of senior management's overall compensation.
•	CEO Evaluation Process. The Board's evaluation of the CEO is a formal annual process. The CEO is evaluated against the goals set each year, including both objective measures (such as earnings per share) and subjective criteria reflective of the Company's core values. As part of the overall evaluation process, the Board meets informally with the CEO to give and seek feedback on a regular basis.

Board Practices Promote Effective Oversight

•	Board Size. Designed to maximize board effectiveness, Colgate's By-Laws fix the number of directors between seven and 12. Continuing the Board's practice of being comprised of less than ten directors, nine directors have been nominated for election at the Annual Meeting.
•	Directorship Limits. To devote sufficient time to properly discharge their duties, the Corporate Governance Guidelines recommend that directors should not serve on more than three other corporate boards.
•	Meeting Attendance. On average, the directors attended 97% of the meetings of the Board and the committees on which they served in 2005. No director attended less than 92% of these meetings.

Continuous Improvement through Evaluation

•	Board Evaluation Process. In 1997, the Board implemented a formal Board evaluation procedure. The Board first evaluates the overall Board performance against certain criteria that the Board has determined are important to its success. These include financial oversight, succession planning, compensation, strategic planning and Board structure and role. The Board then reviews the results of the evaluation and identifies steps to enhance its performance.
•	Board Committee Evaluations. The Board's committees also conduct self-evaluations, examining their overall performance against their committee charters. The results of these evaluations are reviewed with the Board, and further enhancements are agreed for each committee.
•	Individual Director Evaluations. Complementing the Board and committee evaluations, the Board has also developed an individual director evaluation process. Using director effectiveness criteria selected by the Board following a review of external best practices, directors evaluate their peers and the resulting feedback is shared with individual directors by an external facilitator. The process enables the directors to provide valuable feedback to one another and identifies areas of strength and areas of focus for enhanced effectiveness.
•	Termination of Shareholder Rights Plan. In 2002, in response to concerns of interested shareholders, the Board instituted a review every three years by independent directors of the 1998 Shareholder Rights Plan. As part of this ongoing review and taking into account the views of stockholders, in March 2005 the Board accelerated the 2008 expiration date of the 1998 Shareholder Rights Plan, thereby terminating the plan.

External Recognition for Colgate's Governance Practices

•	High Governance Ratings. In February 2006, Colgate received the highest rating of 10 from GovernanceMetrics International (“GMI”), becoming one of only three U.S. companies to achieve this score in GMI's six most recent ratings cycles. GMI is an independent governance ratings agency, which examines the governance practices of more than 3,200 companies worldwide. Colgate is also among the high rated companies by Institutional Shareholder Services (“ISS”), a provider of proxy voting and corporate governance services. ISS evaluates the corporate governance structures and policies of nearly 7,500 companies worldwide.
•	Wharton/Spencer Stuart Award. In 2001, Colgate's Board of Directors was selected by the Wharton School of the University of Pennsylvania and Spencer Stuart to receive their fifth annual “Board Excellence” Award for demonstrated leadership in the area of corporate governance.
•	Business Week Top 10 Boards. On three occasions, most recently in October 2002, the Board has been ranked among the top 10 boards in the U.S. by Business Week. In each case, Colgate was chosen from a group of more than 200 public companies based on Business Week's surveys of institutional investors and leading corporate governance experts.
•	Corporate Board Member “Champion Board”. In September 2002, the Board was named one of five “Champion Boards” by Corporate Board Member. Colgate was chosen by a group of securities analysts, competitors and academics who cited the open interaction among directors and between the Board and management.

The Board of Directors

       The Board of Directors oversees the business, assets, affairs, performance and financial integrity of the Company. In accordance with the Company's long-standing practice, the Board of Directors is independent, consisting of a substantial majority of outside directors. Currently, the Board has nine directors, with eight independent directors and one employee director, Reuben Mark, who is the Chief Executive Officer of the Company.

       The Board of Directors met eleven times during 2005. On average, the directors attended 97% of the meetings of the Board and the committees on which they served in 2005. No director attended less than 92% of these meetings. During 2005, the independent directors met regularly in executive session without Mr. Mark present.

       The independence standards adopted by the Board are stricter than those mandated by the NYSE. The Board of Directors has made an affirmative determination, based on these standards, that each non-employee director is independent. A copy of these standards is contained in Appendix B.

       The name, age, principal occupation and length of service of each director nominee, together with certain other biographical information, are set forth below. All nominees have been directors since last year's annual meeting, except John T. Cahill, J. Pedro Reinhard and Howard B. Wentz, Jr.

Reuben Mark, 67	Chairman and Chief Executive Officer of the Company. Mr. Mark joined the Company in 1963 and has held a series of significant positions in the United States and abroad. He was appointed Vice President and General Manager of the Household Products Division in 1975. From March 1979 to March 1981, he was Group Vice President of domestic operations. In March 1981, he was elected Executive Vice President and became President and a director of the Company on March 1, 1983. Mr. Mark was elected Chief Executive Officer in May 1984 and Chairman in May 1986. Mr. Mark is also a director of Pearson plc, Time Warner Inc. and Cabela's Incorporated.

Director since 1983

John T. Cahill, 48 Independent Director	Chairman and Chief Executive Officer of The Pepsi Bottling Group, Inc. Mr. Cahill began his PepsiCo career in 1989 and has held multiple senior financial and operating leadership positions. He served as Chief Financial Officer for both Kentucky Fried Chicken and Pepsi-Cola North America before becoming Senior Vice President and Treasurer of PepsiCo. With the formation of The Pepsi Bottling Group, Inc. (“PBG”) in 1998, Mr. Cahill became PBG's Chief Financial Officer and later its President and Chief Operating Officer. In 2001, he was named Chief Executive Officer and, in 2003, Chairman and CEO. Mr. Cahill formerly served as Chief Financial Officer for RKO Pictures. Mr. Cahill also serves on the boards of the U.S.-Russia Business Council and the American Beverage Association.

Director since 2005

Jill K. Conway, 71 Independent Director	Visiting Scholar, Program in Science, Technology and Society, Massachusetts Institute of Technology since 1985. Mrs. Conway was President of Smith College from 1975 to 1985. She was Vice President, Internal Affairs, University of Toronto, from 1973 to 1975 and a member of its graduate faculty from 1971 to 1975. She has served as a member of the Harvard University Board of Overseers and The Conference Board and as a trustee of Hampshire College, Northfield Mt. Hermon School and The Clarke School for the Deaf. Mrs. Conway is a director of Merrill Lynch & Co., Inc. and Nike, Inc. and the former Chairman of Lend Lease Corporation. She is also a trustee of the Boston Museum Project and the John F. Kennedy Library Foundation.

Director since 1984

Ellen M. Hancock, 62 Independent Director	President and Chief Operating Officer of Acquicor Technology Inc. Mrs. Hancock was the Chairman and Chief Executive Officer of Exodus Communications, Inc., a computer network and Internet systems company, from March 1998 to September 2001. From July 1996 to July 1997, Mrs. Hancock was Executive Vice President, Research and Development, Chief Technology Officer of Apple Computer Inc. She previously was Executive Vice President and Chief Operating Officer, National Semiconductor. Prior to joining National Semiconductor in 1995, she was Senior Vice President and Group Executive at IBM. Mrs. Hancock is a director of Acquicor Technology Inc., Aetna, Electronic Data Systems Corporation and WatchGuard Technologies, Inc. Mrs. Hancock has notified WatchGuard Technologies, Inc. that she does not intend to stand for re-election at its annual meeting of stockholders on May 4, 2006. She is a trustee of Marist College and Santa Clara University and a director of the Pacific Council on International Policy.
Director since 1988
David W. Johnson, 73 Independent Director	Chairman Emeritus of Campbell Soup Company. Mr. Johnson began his business career as a management trainee at Colgate Australia in 1959 and after a series of promotions became General Manager of Colgate's South African subsidiary in 1967. From 1972 to 1982, Mr. Johnson held several senior positions with Warner-Lambert. In 1982, Mr. Johnson became President and Chief Executive Officer of Entenmann's, Inc. From 1987 to 1989, he variously served as Chairman, Chief Executive Officer and President of Gerber Products Company. Mr. Johnson was Chairman of Campbell Soup Company from 1993 to 1999 and its President and Chief Executive Officer from January 1990 to July 1997 and also from March 2000 to January 2001. Mr. Johnson serves on the Council for the University of Chicago's Graduate School of Business.
Director since 1991
Richard J. Kogan, 64 Independent Director	Retired as President and Chief Executive Officer of Schering-Plough Corporation in April 2003. Mr. Kogan was also Chairman of Schering-Plough Corporation from 1998 until 2002. He joined Schering-Plough as Executive Vice President, Pharmaceutical Operations in 1982 and became President and Chief Operating Officer in 1986 and President and Chief Executive Officer in 1996. Mr. Kogan currently is a principal of the KOGAN Group LLC, which provides consulting services to senior management at companies in the pharmaceutical and other industries. Mr. Kogan is also a director of The Bank of New York Company. He serves on the boards of St. Barnabas Corporation & Medical Center and New York University, and is a member of the Council on Foreign Relations.

Director since 1996

Delano E. Lewis, 67 Independent Director	Former U.S. Ambassador to South Africa, December 1999 to July 2001. Mr. Lewis served as the Chief Executive Officer and President of National Public Radio from 1994 to 1998. From 1988 through 1993, Mr. Lewis was the President and Chief Executive Officer of Chesapeake & Potomac Telephone Company, which he joined in 1973. Mr. Lewis has also served on the Peace Corps staff in Africa and on the staff of the United States Equal Employment Opportunity Commission and the United States Department of Justice. Mr. Lewis is also a director of Eastman Kodak Company.

Director from 1991 to 1999 and since 2001

J. Pedro Reinhard, 60 Independent Director	Former Executive Vice President and Chief Financial Officer of The Dow Chemical Company. Mr. Reinhard served as Chief Financial Officer of The Dow Chemical Company from 1995 to 2005 and Executive Vice President since 1996. Previously, Mr. Reinhard held a variety of senior international, financial and operating leadership positions at Dow after beginning his career there in 1970 in Brazil. He served as Finance Director of Dow Europe, Vice President of Dow Europe and Managing Director of Dow in Italy. In 1988 Mr. Reinhard was appointed Treasurer of The Dow Chemical Company. Mr. Reinhard has been a director of The Dow Chemical Company since 1995 and is a director of the Royal Bank of Canada, Sigma-Aldrich Corporation and The Coca-Cola Company.
Director since 2006
Howard B. Wentz, Jr., 76 Independent Director	Former Chairman of Tambrands Inc., June 1993 to September 1996. Prior to becoming Chairman, Mr. Wentz had been a director of Tambrands. Previously, he was Chairman of ESSTAR Incorporated, 1989-1995, and Chairman, President and Chief Executive Officer of Amstar Company,
1983-1989. Mr. Wentz joined Amstar in 1969 as Vice President of Operations for its subsidiary, Duff-Norton Company, Inc. He was elected President of Duff-Norton in 1970, Vice President of Amstar in 1972, a director in 1976 and Executive Vice President and Chief Operating Officer in 1979. He assumed the additional responsibilities of President in 1981, Chief Executive Officer in 1982 and Chairman in 1983. In 1984, Mr. Wentz was appointed President and a director of Amstar Holdings, Inc.
Director from 1982 to 2004 and since 2005

Other Information Regarding Directors

       Mrs. Hancock resigned as Chairman of the Board and Chief Executive Officer of Exodus Communications, Inc. on September 4, 2001. Exodus filed a voluntary petition under Chapter 11 of the federal bankruptcy laws on September 26, 2001. On September 9, 2003, Mr. Kogan and Schering-Plough Corporation, of which Mr. Kogan is the former Chairman and CEO, entered into a settlement with the SEC to resolve issues arising from the SEC's inquiry into certain meetings by the company with investors. Without admitting or denying any allegations of the SEC, Mr. Kogan agreed in connection with the settlement not to commit any future violations of Regulation FD and related securities laws.

Policy on Majority Voting in Director Elections

       Under Colgate's Corporate Governance Guidelines, any nominee for director in an uncontested election (i.e., an election where the only nominees are those recommended by the Board of Directors) who receives a greater number of votes “withheld” from his or her election than votes “for” such election must promptly tender his or her resignation to the Chairman of the Board following certification of the shareholder vote for consideration by the Nominating and Corporate Governance Committee (the “Committee”).

       The Committee will promptly consider the tendered resignation and will recommend to the Board whether to accept or reject it. In making this recommendation, the Committee will consider all factors deemed relevant by its members, including, without limitation, the stated reasons why shareholders “withheld” votes for election from such director, the length of service and qualifications of the director whose resignation has been tendered, the director's contributions to the Company and the Company's Corporate Governance Guidelines.

       The Board will act on the Committee's recommendation no later than 90 days following the date of the shareholders' meeting where the election occurred. In evaluating the Committee's recommendation, the Board will review the factors considered by the Committee and such additional information and factors the Board believes to be relevant. Following the Board's decision on the Committee's recommendation, the Company will promptly publicly disclose the Board's decision whether to accept the resignation as tendered (providing a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation) in a Current Report on Form 8-K filed with the SEC.

       To the extent that one or more directors' resignations are accepted by the Board, the Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board.

       Any director who tenders his or her resignation pursuant to this provision will not participate in the Committee recommendation or Board consideration regarding whether or not to accept the tendered resignation. If a majority of the members of the Committee received a greater number of votes “withheld” from their election than votes “for” their election at the same election, then the independent directors who are on the Board who did not receive a greater number of votes “withheld” from their election than votes “for” their election will appoint a Board committee amongst themselves solely for the purpose of considering the tendered resignations and will recommend to the Board whether to accept or reject them. This Board committee may, but need not, consist of all of the independent directors who did not receive a greater number of votes “withheld” from their election than votes “for” their election.

Communications to the Board of Directors

       Stockholders and other interested parties are encouraged to communicate directly with the Company's non-management directors, all of whom are independent directors, by sending an e-mail to directors@colpal.com or by writing to Directors, c/o Office of the General Counsel, Colgate-Palmolive Company, 300 Park Avenue, 11th Floor, New York, NY 10022-7499. Stockholders and other interested parties may also communicate with individual independent directors and committee chairs by writing to them at the above mailing address, in care of the Office of the General Counsel.

       Under procedures established by the Company's independent directors, each letter and e-mail sent in accordance with the above instructions is reviewed by the Legal Department and, unless such communications fall within one of the categories listed below, distributed to all of the independent directors or to individual directors, as appropriate, with copies to the Office of the Chairman. The directors also receive a quarterly report that summarizes all director communications received during the most recent quarter.

       The types of communications that are not forwarded to the independent directors are as follows:

•	Job inquiries
•	Surveys and other requests for information about Colgate
•	Offers of goods and services
•	Requests for donations and sponsorships
•	Product ideas

       Concerns and questions relating to accounting, internal accounting controls, financial policy, risk management or auditing matters are immediately brought to the attention of the Audit Committee chair and handled in accordance with the procedures established by the Audit Committee. Under these procedures, the Company's Global Business Practices function, in conjunction with the Company's Internal Audit and Corporate Legal departments, address these concerns in accordance with the directions of the Audit Committee chair. The Audit Committee chair approves recommendations regarding the handling of each matter, oversees any investigations and approves the disposition of each matter. In the Audit Committee chair's discretion, he or she may engage outside counsel and other independent advisors.

       Concerns relating to accounting, internal accounting controls, financial policy, risk management or auditing matters may also be reported to the Global Business Practices function through its telephone, facsimile and e-mail hotline as follows: 24-hour Hotline: (800) 778-6080 (toll free from United States, Canada and Puerto Rico) or (212) 310-2330 (collect from all other locations); facsimile number: (212) 310-2371; and e-mail: business_practices@colpal.com.

       Colgate policy prohibits the Company from retaliating against any individual who provides information to the directors. Concerns may be submitted to the directors on an anonymous basis through their postal address or through the 24-hour hotline numbers maintained by Global Business Practices. If requested, Colgate will endeavor to keep information submitted confidential, subject to the need to conduct an effective investigation and take appropriate action.

Director Attendance at Annual Meetings

       It is the Company's policy that all members of the Board of Directors should attend the Company's Annual Meeting of Stockholders, unless extraordinary circumstances prevent a director's attendance. All of the Company's directors attended the 2005 Annual Meeting of Stockholders.

Committees of the Board of Directors

       The Board of Directors has four standing committees: the Audit Committee, the Finance Committee, the Nominating and Corporate Governance Committee and the Personnel and Organization Committee (the “P&O Committee”). The members and a summary of the responsibilities of these committees are set forth below. The committee charters are available on the Company's website at www.colgate.com.

Committee Membership (* indicates Chair and ** indicates Deputy Chair, if applicable)

Audit Committee	Finance Committee	Nominating and Corporate Governance Committee	P&O Committee
Jill K. Conway Ellen M. Hancock David W. Johnson* Richard J. Kogan Howard B. Wentz, Jr.	John T. Cahill Ellen M. Hancock** Richard J. Kogan Delano E. Lewis Reuben Mark J. Pedro Reinhard† Howard B. Wentz, Jr.*	Jill K. Conway Ellen M. Hancock David W. Johnson Delano E. Lewis* Howard B. Wentz, Jr.	John T. Cahill** Jill K. Conway David W. Johnson Richard J. Kogan* Delano E. Lewis J. Pedro Reinhard†
†	Mr. Reinhard was appointed to the Finance and P&O Committees on March 9, 2006.

Audit Committee

       The Audit Committee assists the Board of Directors in its oversight of management's fulfillment of its financial reporting and disclosure responsibilities and its maintenance of an appropriate internal controls system. It also appoints the Company's independent registered public accounting firm, subject to ratification by stockholders, and oversees the activities of the Company's Internal Audit function and the Global Business Practices function. All members of the Audit Committee are independent directors. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are “independent,” as required by the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the listing standards of the NYSE and Colgate's own, stricter, director independence standards.

       The Audit Committee met eight times during 2005, including to review and participate in discussions regarding each quarterly earnings press release prior to its announcement. The Audit Committee also met separately on four occasions with the Company's independent registered public accounting firm, internal auditor and other members of management.

Finance Committee

       The Finance Committee oversees the financial policies and practices of the Company, reviews the budgets of the Company and makes recommendations to the Board on financial and strategic matters. It also oversees the Company's finance, treasury and related functions. The Finance Committee met five times during 2005. With the exception of Mr. Mark, all members of the Finance Committee are independent directors.

Nominating and Corporate Governance Committee

       The Nominating and Corporate Governance Committee recommends nominees for the Board of Directors and develops and implements formal Board self-evaluation procedures. It also makes recommendations to the Board regarding Board and committee structure, corporate governance and director compensation. The Nominating and Corporate Governance Committee met seven times during 2005. All members of the Nominating and Corporate Governance Committee are independent directors.

Personnel and Organization Committee

       The P&O Committee oversees the organizational, personnel, compensation and benefits policies and practices of the Company. It reviews the compensation of executive officers and recommends to the independent directors the compensation of the CEO. It also administers the stock option plans of the Company, the Executive Incentive Compensation Plan and the Executive Severance Plan and oversees the Company's charitable giving and other social responsibility programs. The P&O Committee met seven times during 2005. All members of the P&O Committee are independent directors.

Nominating and Corporate Governance Committee Report

       The Nominating and Corporate Governance Committee recommends nominees for the Board of Directors, among other responsibilities. A copy of the charter of the Nominating and Corporate Governance Committee, which describes this and other responsibilities of the committee, is available on the Company's website at www.colgate.com. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent, as independence for nominating committee members is defined in the NYSE listing standards and in Colgate's own, stricter, director independence standards.

       The Board selects new director candidates based on the recommendation of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee identifies, screens and recruits potential candidates for membership on the Board of Directors, taking into account the needs of the Company and the Board at the time. The Company has engaged an international executive search firm to assist the Nominating and Corporate Governance Committee in identifying and evaluating potential director nominees.

       On the recommendation of the Nominating and Corporate Governance Committee, the Board has adopted a written statement of the criteria for Board membership that is used by the committee in evaluating individual director candidates. This statement outlines the qualities needed for Board membership, including experience in business, education and public service fields, international experience, educational achievement, strong moral and ethical character and diversity. In addition, prospective directors must satisfy the Company's director independence standards and be willing and able to devote sufficient time to discharge their duties. A copy of Colgate's criteria for Board membership, entitled “Independent Board Candidate Qualifications,” is available on the Company's website at www.colgate.com.

       The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and others if such candidates meet Colgate's criteria for Board membership, evaluating them in the same manner in which the committee evaluates other candidates. Such recommendations should be made in writing to the Nominating and Corporate Governance Committee or the Company's Secretary and should include a description of the qualifications of the proposed candidate. The Nominating and Corporate Governance Committee will also consider whether to nominate any person nominated by a stockholder in accordance with the information and timely notice requirements of the Company's By-Laws relating to stockholder nominations as described in “Other Information—Nominations for Director” on page 49 below. The Nominating and Corporate Governance Committee approved nine director nominees for inclusion on the Company's proxy card for the 2006 Annual Meeting. Messrs. Cahill and Reinhard, who joined the Board on October 6, 2005 and January 12, 2006, respectively, were each recommended by a third-party search firm.

Audit Committee Report

       The Audit Committee is comprised of five independent directors. The Board of Directors has determined that it would be desirable for all Audit Committee members to be “audit committee financial experts” as that term is defined by the SEC. The Board has conducted an inquiry into the qualifications and experience of each member of the Audit Committee, and has determined that they each meet the SEC's criteria for audit committee financial experts.

       The Audit Committee assists the Board of Directors in its oversight of the Company's financial statements and reporting processes. A copy of the charter of the Audit Committee, which describes this and other responsibilities of the committee and was most recently updated in March 2006, is contained in Appendix C and is also available on the Company's website at www.colgate.com. Management has the direct and primary responsibility for the financial statements and the reporting processes, including establishing and maintaining adequate internal control over financial reporting. The independent registered public accounting firm is responsible for auditing the annual financial statements prepared by management and expressing an opinion as to whether those financial statements conform with accounting principles generally accepted in the United States of America. The independent registered public accounting firm is also responsible for auditing the Company's internal control over financial reporting and management's assessment thereof.

       The Audit Committee appointed PricewaterhouseCoopers LLP to audit the Company's financial statements and the effectiveness of the related systems of internal control over financial reporting for the year ended 2005. The Audit Committee met eight times in 2005.

       The Audit Committee reviewed and discussed the audited financial statements with management and the independent registered public accounting firm together and separately. These discussions and reviews included the reasonableness of significant judgments, significant accounting policies (including critical accounting policies), the auditors' assessment of the quality, not just acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under standards of the Public Company Accounting Oversight Board (United States). In addition, the Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, and has discussed with the independent registered public accounting firm their independence from management and the Company. The Audit Committee also met with management and the independent registered public accounting firm together and separately to discuss matters related to the design and operating effectiveness of the Company's internal control over financial reporting.

       Based upon the review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be accepted and included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC.

       The foregoing report has been submitted by the members of the Audit Committee: David W. Johnson (Chair), Jill K. Conway, Ellen M. Hancock, Richard J. Kogan and Howard B. Wentz, Jr.

Compensation of Directors

       In 2005, each independent director (that is, all directors except Mr. Mark) received the following compensation, as applicable:

Annual Fee	2,600 shares of Common Stock*
Meeting Fees	$1,000 for each Board or committee meeting attended
Committee Chairperson Fees	$3,000 for the chair of each committee
$1,500 for the deputy chair of each committee
Stock Option Grant	Options to purchase 4,000 shares of Common Stock
Expenses and Benefits	Reimbursement of travel and related expenses incurred in attending meetings; life and travel/accident insurance; and Matching Gifts Program to schools and other qualified organizations

       Mr. Mark does not receive any compensation or fees for serving on the Board of Directors or any Board committee.

*	The existing Stock Plan for Non-Employee Directors (the “Director Stock Plan”) approved by stockholders in 1996 will expire on December 31, 2006. A replacement plan, the 2007 Stock Plan for Non-Employee Directors (the “2007 Stock Plan for Non-Employee Directors”), is being recommended to stockholders for approval at the Annual Meeting. Like the previous plan, the proposed new plan provides for an annual grant of 2,600 shares of Common Stock to each non-employee director. For additional information on the proposed plan, please see pages 41-43.

Deferral of Fees

       Under the Director Stock Plan, directors may elect to defer all or a part of their annual stock compensation. Deferred stock compensation is credited to a stock unit account, the value of which reflects changes in the market price of the Common Stock and dividends paid. No interest is paid on deferred balances. The directors also may elect to receive cash in lieu of up to 25% of the shares of Common Stock granted and not deferred under the Director Stock Plan solely for the purpose of satisfying related tax obligations.

       Directors may also elect to defer all or a part of their cash compensation for committee chairperson and meeting fees under the Restated and Amended Deferred Compensation Plan for Non-Employee Directors. As with the Director Stock Plan, deferred fees are credited to a stock unit account, the value of which reflects changes in the market price of the Common Stock and dividends paid. No interest is paid on deferred balances. Under both plans, distributions are made in shares of Common Stock in annual installments or by lump sum on the date chosen by the director.

       The table included in “Stock Ownership of Directors and Executive Officers” on page 18 includes information concerning directors who have elected to defer their fees.

Election to Purchase Stock

       Directors may elect to purchase Common Stock with all or a portion of their cash compensation for committee chairperson and meeting fees. Shares of Common Stock that represent committee chairperson fees are purchased at the beginning of the year, and shares that represent meeting fees are purchased after the end of the year. In both cases, directors purchase shares on the third business day following the announcement of the Company's annual earnings.

Director Compensation Table

       The following table shows the compensation earned by each non-employee director in 2005.

Director	Total ($)	Fees earned or paid in cash ($)[1]		Stock Awards ($)		Grant Date Present Value of Option Awards ($)[2]

John T. Cahill[3]	$48,596	$5,000		$33,755		$9,841

Jill K. Conway	$223,718	$34,000		$137,085		$52,633

Ellen M. Hancock	$225,218	$35,500	[4]	$137,085		$52,633

David W. Johnson	$213,718	$58,271	[5]	$102,814	[5]	$52,633

Richard J. Kogan	$213,218	$23,500		$137,085		$52,633

Delano E. Lewis	$214,218	$58,771	[5]	$102,814	[5]	$52,633

J. Pedro Reinhard[6]	—	—		—		—

Howard B. Wentz, Jr.[7]	$121,642	$39,850	[5]	$60,354[5]		$21,438

Notes to the Director Compensation Table

[1]	Consists of meeting and committee chairperson fees, as described above.
[2]	As noted above, directors receive an annual grant of 4,000 stock options. The amounts shown are estimates of the grant date present value of the options awarded, calculated using the Black-Scholes option valuation model.
[3]	As Mr. Cahill was elected to the Board of Directors on October 6, 2005, he received prorated compensation for the three months for which he served as a director in 2005.
[4]	Mrs. Hancock has elected to purchase Common Stock with her meeting and deputy chairperson fees under the procedure described on page 16.
[5]	Messrs. Johnson, Lewis and Wentz each elected to receive 25% of their annual stock fee in cash to satisfy tax obligations.
[6]	As Mr. Reinhard was elected to the Board of Directors on January 12, 2006, he did not receive any compensation during 2005.
[7]	As Mr. Wentz was elected to the Board on June 9, 2005, he received prorated compensation for the seven months for which he served as a director in 2005.

STOCK OWNERSHIP

       At the close of business on March 7, 2006, there were 514,923,567 shares of Common Stock and 3,796,071 shares of Series B Convertible Preference Stock outstanding and entitled to vote.

Stock Ownership of Directors and Executive Officers

       Directors and executive officers of the Company own significant amounts of Company stock. Under the Company's stock ownership guidelines, independent directors are required to own stock equal in value to at least five times their annual fee and executive officers of the Company are required to own stock equal in value to at least two to five times their salary, depending on their grade level.

       The following table shows the beneficial ownership of Common Stock and Series B Convertible Preference Stock of each director, each of the Named Officers appearing in the Summary Compensation Table on page 24 and the directors and executive officers (including the Named Officers) as a group. “Beneficial ownership” as used here means more than “ownership” as that term is commonly used. For example, a person “beneficially” owns Colgate stock not only if he or she holds it directly, but also if he or she has (or shares) the power to vote or sell the stock indirectly (for example, through a relationship, a position as a director or trustee or a contract or understanding). Beneficial ownership also includes shares a person has the right to acquire within 60 days, for example, through the exercise of a stock option.

	Common Stock
	Amount and Nature of Beneficial Ownership[1,2]				Series B Convertible Preference Stock (ESOP)

Name of Beneficial Owner	Directly Owned[3]		Exercisable Options[4]	Common Stock Units[5]	Amount and Nature of Beneficial Ownership[2,6]

Reuben Mark	5,710,809		5,200,000	—	5,746

William S. Shanahan	15,470		2,676,411	—	—

Ian M. Cook[7]	106,202		574,301	—	2,984

Javier G. Teruel	222,020		609,570	—	2,724

Michael J. Tangney	350,817		498,995	—	3,969

Stephen C. Patrick	159,198		485,060	—	2,793

John T. Cahill[8]	2,597	[8]	—	3,156	—

Jill K. Conway[9]	10,444		28,106	25,611	—

Ellen M. Hancock[10]	27,711		23,446	31,744	—

David W. Johnson	51,654		23,999	6,863	—

Richard J. Kogan	33,403		31,999	—	—

Delano E. Lewis	8,301		15,999	6,844	—

J. Pedro Reinhard[11]	103	[11]	—	2,497	—

Howard B. Wentz, Jr.	49,732		4,000	—	—

All directors and executive officers as a group (26 persons)	7,280,880		9,285,863	76,715	34,532

Notes to the Stock Ownership Table

[1]	Information about Common Stock holdings is as of March 7, 2006. Unless stated otherwise in these notes, each person named in the table owns his or her shares directly and has sole voting and investment power over such shares.
[2]	Each person named in the table beneficially owns less than 1% of the outstanding Common Stock and Series B Convertible Preference Stock, except for Mr. Mark, who beneficially owns 2.10% of the outstanding Common Stock. The directors and executive officers as a group beneficially own

(Notes continued on next page)

3.16% of the outstanding Common Stock and 0.9% of the outstanding Series B Convertible Preference Stock.
[3]	Includes shares of restricted stock that were outstanding as of December 31, 2005 and that vested on March 1, 2006.
[4]	This column includes options that are exercisable on or before May 6, 2006, 60 days after the March 7, 2006 record date for the Annual Meeting. As of the record date, a total of 41,242,750 options were outstanding under the Company's stock option plans and 35,392,835 shares were available for future grants.
[5]	Includes Common Stock units credited to one or more of the following accounts: (i) a deferred account under the Director Stock Plan; (ii) a deferred account under the Restated and Amended Deferred Compensation Plan for Non-Employee Directors; or (iii) an account representing the accrued value under the Pension Plan for Outside Directors that was terminated as of December 31, 1996. In each case, the holder of Common Stock units has no voting or investment power over such units.
[6]	Information about holdings of Series B Convertible Preference Stock is as of March 7, 2006. The Company issues Series B Convertible Preference Stock to a trustee acting on behalf of the Company's Savings and Investment Plan. Employees who participate in this plan, including the Named Officers appearing in the table above, have voting power over such shares, subject to the right of the plan trustee to vote shares if a participant fails to do so. Participants have no investment power over such shares until they are distributed or diversified at the participant's election in accordance with the terms of the plan.
[7]	Mr. Cook's holdings include 20,000 shares of Common Stock owned jointly with his spouse.
[8]	Mr. Cahill was elected to the Board on October 6, 2005. New directors have five years to meet the Company's stock ownership guidelines.
[9]	Mrs. Conway's holdings are owned by the Jill K. Conway Trust.
[10]	Mrs. Hancock's holdings include 13,182 shares of Common Stock owned jointly with her spouse.
[11]	Mr. Reinhard was elected to the Board on January 12, 2006. As noted above, new directors have five years to meet the Company's stock ownership guidelines.

Stock Ownership of Certain Beneficial Owners

       The following table sets forth information regarding persons or groups known to the Company to be beneficial owners of more than 5% of the Company's outstanding Common Stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned as of December 31, 2005	Percent of Common Stock Outstanding as of December 31, 2005

State Street Bank and Trust Company (as trustee of the Colgate-Palmolive Company Employee Stock Ownership Trust)[1] 225 Franklin Street Boston, MA 02110	45,992,529[2]	8.4%

FMR Corp. 82 Devonshire Street Boston, MA 02109	35,920,197[3]	6.9%

[1]	State Street Bank and Trust Company (the “Trustee”) is the trustee of the Colgate-Palmolive Company Employee Stock Ownership Trust (the “Trust”).
[2]	On a Schedule 13G dated February 21, 2006 filed with the SEC by the Trustee, the Trustee reported that, as of December 31, 2005, it beneficially owned 45,992,529 shares of Common Stock as follows:
	•	32,517,890 shares of Common Stock over which the Trustee had shared voting power (including 31,223,904 shares of Common Stock which were issuable upon the conversion of the Company's Series B Convertible Preference Stock); and
	•	13,474,639 shares of Common Stock over which the Trustee had sole voting power.
The Trustee had shared power to dispose of all such shares.
For information regarding the voting of shares allocated to the Colgate-Palmolive Employee Stock Ownership Plan Participants, please see “Voting Procedures—Voting by Employees Participating in the Company's Savings and Investment Plan” on page 3. The Trustee will vote unallocated shares in the same proportion in which allocated shares are voted.
[3]	According to a Schedule 13G/A, dated February 14, 2006, filed with the SEC jointly by FMR Corp., Edward C. Johnson 3d, the Chairman of FMR Corp., and Fidelity Management and Research Company, a wholly-owned subsidiary of FMR Corp. (“Fidelity”), as of December 31, 2005: (i) Fidelity was the beneficial owner of 32,881,096 shares of Common Stock in its capacity as investment adviser to various registered investment companies (the “Fidelity Funds”) (the power to vote such shares resides solely with the trustees of the Fidelity Funds, while the power to dispose of such shares resides with each of Mr. Johnson, FMR Corp., through its control of Fidelity, and the Fidelity Funds); (ii) Fidelity Management Trust Company (“Fidelity Management”), a bank that is wholly-owned by FMR Corp., was the beneficial owner of 1,377,532 shares of Common Stock (the power to dispose of such shares, and the power to vote 1,226,632 of such shares, resides with Mr. Johnson and FMR Corp., through its control of Fidelity Management); (iii) Strategic Advisers, Inc., an investment adviser that is wholly-owned by FMR Corp., was the beneficial owner of 334,619 shares of Common Stock; (iv) Mr. Johnson was the beneficial owner of 89,350 shares, over which he had sole voting and dispositive power; and (v) Fidelity International Limited, an investment advisor of which Mr. Johnson is chairman, but which is managed independently from FMR Corp., was the beneficial owner of 1,237,600 shares of Common Stock.

Compliance with Section 16(a) Beneficial Ownership Reporting

       Section 16(a) of the Exchange Act requires the Company's directors and executive officers and any persons owning more than 10% of a class of the Company's stock to file reports with the SEC and the NYSE regarding their ownership of the Company's stock and any changes in such ownership. The Company undertakes to file such reports on behalf of its directors and executive officers pursuant to a power of attorney given to certain attorneys-in-fact. Based on the Company's review of copies of these reports and officer and director certifications, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers were complied with during 2005, except that on April 28, 2005, Forms 4 were filed on behalf of Edmund Toben, Chief Information Officer, and Dennis Hickey, Vice President and Corporate Controller, reporting restricted stock awards of 3,500 shares and 4,000 shares, respectively, which had been granted on April 14, 2005.

STOCK PRICE PERFORMANCE GRAPHS

       The graphs shown on these pages compare cumulative total stockholder returns on the Common Stock against the S&P Composite-500 Stock Index and a peer company index for a twenty-year period, a ten-year period and a five-year period, each ending on December 31, 2005.

       The companies included in the peer company index are consumer products companies that have both domestic and international businesses. These companies are: Avon Products, Inc., The Clorox Company, Kimberly-Clark Corporation, The Procter & Gamble Company and Unilever (N.V. and plc) (the “Current Peer Group”). The Gillette Company, which has historically been part of the peer company index, was acquired on October 1, 2005 by The Procter & Gamble Company. The graphs below also compare the “Former Peer Group”, which includes Gillette up to the time it was acquired.

       The Comparison Group discussed in the P&O Committee Report on Executive Compensation, which appears later in this Proxy Statement, includes other industrial companies and consumer products companies for reasons discussed in the report.

198

5

1987

198

9

199

1

199

3

199

5

199

7

199

9

200

1

200

3

2005

Colgate

  Current Peer Group

Former Peer Group

100

128

221

360

481

570

1,244

2,255

2,050

1,830

2,088

100

125

192

242

287

400

657

1,022

818

820

954

100

154

250

350

417

606

1,086

1,355

1,203

1,507

1,737

100

159

261

384

453

679

1,232

1,434

1,264

1,565

1,899

Colgate

Current

Peer

Group

Former

Peer

Group

100

500

1,000

1,500

2,000

2,500

DOLLARS

20-Year Stock Price Performance Graph

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EXECUTIVE COMPENSATION

Summary Compensation Table

       The following table shows the compensation of the Chief Executive Officer, the Former President, who retired on September 30, 2005, and the four other most highly compensated executive officers of the Company (the “Named Officers”) for 2005, 2004 and 2003.

					Long-Term Compensation

Annual Compensation					Awards

(a)	(b)	(c)	(d)	(e)	(f)		(g)		(i)

Name and Principal Position	Year	Salary($)	Bonus($)[1]	Other Annual Compen- sation($)[2]	Restricted Stock Awards ($)[3]		Securities Underlying Options(#)[4]		All Other Compen- sation($)[5]

Reuben Mark	2005	$1,796,500	$3,592,488	—	$12,873,800	[6]	—		$294,010
Chairman of the Board and	2004	$1,727,250	$1,512,736	—	$13,105,903		—		$302,776
Chief Executive Officer	2003	$1,657,000	$3,393,120	—	$5,037,459		—		$308,323

William S. Shanahan[7]	2005	$1,161,150	$2,337,410	—	$801,000	[8]	270,000	[8]	$149,489
Former President	2004	$1,532,500	$1,341,053	—	$2,213,415	[8]	270,000	[8]	$270,682
	2003	$1,449,500	$2,984,897	—	$924,077	[8]	405,527	[8]	$271,818

Ian M. Cook	2005	$823,667	$1,441,712	—	$5,437,501	[9]	150,000		$178,191
President and Chief	2004	$763,167	$515,668	—	$940,771		100,000		$170,804
Operating Officer	2003	$717,417	$1,027,313	—	$509,948		90,000		$159,491

Javier G. Teruel	2005	$793,250	$1,276,291	—	$585,621		105,000		$174,271
Vice Chairman	2004	$751,667	$433,968	—	$880,578		93,000		$170,941
	2003	$717,417	$1,027,313	—	$509,948		90,000		$160,979

Michael J. Tangney	2005	$701,250	$910,658	—	$459,159		67,500		$132,020
Executive Vice President and	2004	$682,000	$498,072	—	$600,691		67,500		$138,315
President, Colgate-Latin America	2003	$655,750	$546,153	—	$469,708		67,500		$138,830

Stephen C. Patrick	2005	$632,833	$754,582	—	$372,740		65,000		$133,961
Chief Financial Officer	2004	$602,333	$282,135	—	$562,737		61,200		$142,285
	2003	$572,750	$683,073	—	$300,358		127,196		$144,055

       The aggregate compensation for 2005 reflected in columns (c), (d), (e), (f) and (i) above, together with the grant date present value of the options in column (g), for each of the Named Officers is as follows: Reuben Mark—$18,556,798, William S. Shanahan—$6,684,649, Ian M. Cook—$9,315,371, Javier G. Teruel—$3,833,443, Michael J. Tangney—$2,848,522 and Stephen C. Patrick—$2,515,646. The grant date present value of options, as reflected in the 2005 Individual Grant table on page 28, was used for purposes of aggregating the above compensation.

Notes to the Summary Compensation Table

[1]	This column includes bonuses earned for the years indicated, paid during the following year, consistent with past practice.
[2]	While none of the Named Officers received compensation, perquisites or personal benefits in excess of the current SEC threshold for disclosure in this column ($50,000 or 10% of their salary and bonus), the Company will voluntarily apply for 2005 the lower threshold of $10,000 for perquisites contained in the SEC's proposed rules regarding executive compensation (SEC Rel. No. 33-8655, Jan. 27, 2006). Applying this standard, in 2005 the Named Officers received perquisites or personal benefits as follows: Reuben Mark—$38,156, William S. Shanahan—$18,726, Ian M. Cook—$27,761, Javier G. Teruel—$11,500, Michael J. Tangney—$11,500 and Stephen C. Patrick—$11,500. These amounts consist exclusively of (i) a pre-determined allowance available to approximately 800 employees in amounts ranging from a maximum of $11,500 for senior executives like the Named Officers to $2,000 for junior executives and (ii) limited personal use of a car and

(Notes continued on next page)

driver for Messrs. Mark, Shanahan and Cook. The pre-determined allowance may be used for a number of qualified expenditures, including legal, financial or tax counseling. The Company implemented this allowance plan over 15 years ago to ensure transparency and uniformity of treatment for all executives regarding perquisites.
[3]	This column includes the following types of restricted stock awards: (i) awards under the Long-Term Global Growth Program (the “LTGG Program”); (ii) awards under the Restricted Stock Award Program adopted in 2004 to complement the Company's stock option program (the “RSA Program”); and (iii) recognition and retention awards. Awards under the LTGG Program for a particular year are made on or before March 15th of the following year based on pre-established performance criteria measured over a multi-year period. Awards under the RSA Program for a particular year are made in September of such year at the same time annual stock option grants are made. Recognition and retention awards are made from time to time to recognize outstanding contributions and/or to help ensure the retention of key executives. Restricted stock awards generally vest over a minimum period of three years and with the exception of recognition and retention awards, participants will continue to vest in the awards after retirement. Dividend equivalents accrue on the restricted stock during the vesting period. See pages 35 to 37 of the P&O Committee Report for a full description of these programs, including procedures, performance criteria and other factors used in making awards. The following table shows the value of the shares of restricted stock awarded to the Named Officers under these programs for 2005, the aggregate of which is shown in column (f), based on the closing price of the Common Stock on the grant date of each award:
Named Officer	LTGG Program Awards	RSA Program Awards	Recognition and Retention Awards
Reuben Mark	$2,884,048	$—	$9,989,752
William S. Shanahan	$—	$801,000	$—
Ian M. Cook	$352,329	$444,982	$4,640,190
Javier G. Teruel	$274,085	$311,536	$—
Michael J. Tangney	$179,859	$200,250	$79,050
Stephen C. Patrick	$179,859	$192,881	$—

The following table shows the value realized from the vesting during 2005 of restricted stock awards previously granted to each of the Named Officers (plus dividends accrued during the vesting period), based on the average of the high and low trading prices of the Common Stock on the NYSE on the vesting date. Except as noted, the grants reflected below were reported in the Proxy Statement for the grant years indicated.
Named Officer	Number of Shares that Vested in 2005		Value Realized Upon Vesting in 2005 ($)	Grant Year
Reuben Mark	118,950		$6,324,572	2002
	1,190	*	$64,296	2005
William S. Shanahan	20,738		$1,102,639	2002
	545	*	$29,446	2005
Ian M. Cook	5,359		$269,504	2000	†
	7,918		$421,000	2002
Javier G. Teruel	5,359		$269,504	2000
	7,918		$421,000	2002
	450	*	$24,314	2004
	271	*	$14,642	2005
Michael J. Tangney	5,359		$269,504	2000	†
	6,478		$344,435	2002	†
	196	*	$10,590	2005
Stephen C. Patrick	6,470		$344,010	2002	†
	159	*	$8,591	2005

*	These amounts reflect portions of awards that vested on an accelerated basis in 2005 solely to satisfy FICA, Medicare or income tax withholding obligations of retirement-eligible employees with respect to such awards.

(Notes continued on next page)

†	The underlying grants were reported on Forms 4, but not in the Proxy Statement for the years indicated, as Messrs. Cook, Tangney and Patrick were not Named Officers in those years.
As of December 30, 2005, the Named Officers as a group held an aggregate of 983,923 shares of restricted stock from prior year grants, with a value of $53,968,178 based on the closing market price of the Common Stock on December 30, 2005. As of March 7, 2006, the record date for the Annual Meeting, all employees as a group, including the Named Officers, held an aggregate of 2,515,625 shares of restricted stock.
The following table shows the number and value of the shares of restricted stock held by the Named Officers at December 30, 2005, based on the closing price of the Common Stock on that date:
Named Officer	Number of Shares	Value ($)
Reuben Mark	633,300	$34,736,505
William S. Shanahan	95,296	$5,226,986
Ian M. Cook	135,306	$7,421,534
Javier G. Teruel	61,283	$3,361,373
Michael J. Tangney	32,096	$1,760,466
Stephen C. Patrick	26,642	$1,461,314
[4]	The amounts shown for Mr. Shanahan and Mr. Patrick in column (g) include 135,527 and 65,996 reload options, respectively, granted in 2003 pursuant to the Accelerated Ownership Feature of the 1997 Stock Option Plan. This feature, which was discontinued in 2003, promoted increased employee share ownership by encouraging the early exercise of options and the retention of shares.
[5]	Except for the Supplemental Savings & Investment Plan Company Match, amounts shown in All Other Compensation, column (i), and detailed in this note are paid pursuant to programs available to all U.S. employees. The dollar amount paid under each such program to the Named Officers in 2005 was as follows:
Named Officer	Savings & Investment Plan Company Match	Retiree Insurance Account	Success Sharing Account	Supplemental Savings & Investment Plan Company Match	Value of Company- Paid Life Insurance Premiums	Bonus and Income Savings Account
Reuben Mark	8,820	5,791	3,125	209,191	2,520	64,563
William S. Shanahan	6,615	—	—	137,430	1,890	3,554
Ian M. Cook	8,820	5,791	3,125	70,272	2,520	87,663
Javier G. Teruel	8,820	5,791	3,125	69,502	2,520	84,513
Michael J. Tangney	8,820	5,791	3,125	45,101	2,520	66,663
Stephen C. Patrick	8,820	5,791	3,125	48,092	2,520	65,613

The amounts shown as Savings & Investment Plan Company Match, Retiree Insurance Account, Success Sharing Account and Bonus and Income Savings Account represent the value (at the time of allocation) of shares of Series B Convertible Preference Stock allocated to the Named Officers' accounts under the Savings and Investment Plan. Premium payments for life insurance were not made pursuant to split-dollar life insurance arrangements.
[6]	As shown in note 3 above, this amount is comprised of an award of restricted stock that Mr. Mark received under the LTGG Program and a recognition and retention award made following a comprehensive review of Mr. Mark's compensation conducted by the P&O Committee with the assistance of Towers Perrin, an independent consultant, in 2003 and 2004. Based on this review, in September 2005, the P&O Committee, with the concurrence of the other independent members of the Board, decided not to provide any stock options to Mr. Mark but to give him a restricted stock award of 187,074 shares. In making this award, the Committee wished to recognize Mr. Mark's substantial continuing contributions to the Company and their desire to retain him during the ongoing senior management transition. Accordingly, the award is forfeited if Mr. Mark terminates his employment with the Company prior to March 15, 2007 without the agreement of the Board. In 2005, Mr. Mark did not receive a grant under the RSA Program or a stock option grant.

(Notes continued on next page)

[7]	Mr. Shanahan retired on September 30, 2005 after 40 years at Colgate. Mr. Shanahan joined Colgate in 1965 and served in every Division around the world, including senior management roles in Mexico, Brazil, the U.S. and Canada. He became Chief Operating Officer in 1989 and was named President in 1992. As previously disclosed in the 2005 Proxy Statement and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, in 2005, Mr. Shanahan received a retirement benefit calculated under the “final average earnings” formula described on pages 29 and 30, consisting of a lump sum payment of $34,014,892 under the Supplemental Salaried Employees' Retirement Plan. He will also receive an annuity of $136,971 per year under the Employees' Retirement Income Plan. As previously disclosed in the Form 10-Q for the quarter ended June 30, 2005, the Company entered into a three-year post-retirement consulting agreement with Mr. Shanahan under which he will receive an annual fee of $1,250,000. In connection with the agreement, a car and driver will be made available to Mr. Shanahan during the first year at an aggregate incremental cost to the Company of approximately $75,000. In addition, supplemental insurance coverage will be made available to Mr. Shanahan for the life of the consulting agreement at an aggregate incremental cost to the Company of approximately $3,500.
[8]	Under the normal guidelines regarding the effect of retirement on restricted stock awards, the restricted stock awards to Mr. Shanahan shown in column (f) continue to vest according to their terms following his retirement and will be paid to him upon their vesting date. Under the provisions of the 1997 and 2005 Stock Option Plans regarding the effect of retirement on stock option awards, the stock option awards to Mr. Shanahan shown in column (g) vested and will be exercisable for a period of three years from the date of his retirement or the expiration of their stated term, whichever is shorter, except that 58,261 of the reload options granted to him in 2003 will be exercisable for the full term of the options, or until July 2010.
[9]	This amount includes a special retention award of 83,265 shares of restricted stock granted to Mr. Cook in light of his assuming the role of President and Chief Operating Officer of the Company. This award has a five-year vesting period and is subject to the condition that Mr. Cook be employed by the Company on the vesting date.

Stock Options

       The following table shows information about stock options granted to the Named Officers in 2005. The Company did not grant any stock appreciation rights during 2005.

2005 Individual Grants

(a)	(b)		(c)	(d)	(e)		(f)

Executive Officer	Number of Securities Underlying Options Granted[1]		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($ amount per share)	Expiration Date		Grant Date Present Value ($)[2]

Reuben Mark[3]	—		—	—	—		—

William S. Shanahan	270,000	[4]	5.79%	53.46	10/01/08	[4]	2,235,600

Ian M. Cook	150,000		3.21%	53.46	9/08/11		1,434,300

Javier G. Teruel	105,000		2.25%	53.46	9/08/11		1,004,010

Michael J. Tangney	67,500		1.45%	53.46	9/08/11		645,435

Stephen C. Patrick	65,000		1.39%	53.46	9/08/11		621,530

Notes to Stock Option Table

[1]	These option grants become exercisable in increments of one-third annually commencing on the first anniversary date of the option grant and become fully exercisable on the third anniversary date of the grant.
[2]	Amounts shown are estimates of the value of the options calculated using the Black-Scholes option valuation model. The material assumptions incorporated into the model include the exercise price of the option, the estimated option term until exercise (three years for Mr. Shanahan, as described below in footnote 4, and four years for each of the remaining Named Officers), an interest rate factor based on the U.S. Treasury rate over the estimated option term (4.0%), a volatility factor based on the standard deviation of the price of the Common Stock (20.0%) and a dividend yield based on the annualized dividend rate per share of Common Stock (2.0%). The actual value of the options, if any, will depend on the extent to which the market value of the Common Stock exceeds the price of the option on the date of exercise.
[3]	As explained in note 6 on page 26, Mr. Mark did not receive a stock option grant in 2005.
[4]	Upon Mr. Shanahan's retirement from the Company on September 30, 2005, all outstanding options granted to him vested and became exercisable. Under the provisions of the 2005 Stock Option Plan regarding the effect of retirement on stock option awards, Mr. Shanahan's stock option award is exercisable for a period of three years from the date of his retirement.

       The following table contains information about the Named Officers' exercises of stock options during 2005 and the number and value of any unexercised stock options they held as of December 31, 2005.

2005 Option Exercises and Year-End Values

(a)	(b)	(c)	(d)	(e)

Executive Officer	Number of Securities Underlying Exercised Options (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options at FY-End ($) Exercisable/ Unexercisable

Reuben Mark	—	—	5,200,000/ 0	41,957,292/ 0

William S. Shanahan	—	—	2,676,411/ 0	1,927,415/ 0

Ian M. Cook	—	—	547,634/ 313,334	943,458/ 292,107

Javier G. Teruel	—	—	599,570/ 217,000	3,561,733/ 174,375

Michael J. Tangney	—	—	472,328/ 181,668	466,678/ 193,694

Stephen C. Patrick	—	—	485,060/ 126,200	2,510,057/ 109,035

Retirement Plan

       Eligible employees receive retirement benefits under the Colgate-Palmolive Company Employees' Retirement Income Plan (the “Retirement Plan”). Under this plan, benefits are determined in accordance with one of two formulas: (i) the “final average earnings” formula, the formula in effect under the Retirement Plan on June 30, 1989; or (ii) the Personal Retirement Account (“PRA”) formula, which was added to the Retirement Plan on July 1, 1989.

       All salaried employees of the Company employed at June 30, 1989 were offered a one-time election to maintain the Retirement Plan's benefit under the “final average earnings” formula by making monthly contributions of 2% of recognized earnings (described below in footnote 1 to the Final Average Earnings Table) up to the Social Security wage base and 4% of recognized earnings in excess of the wage base. Employees who made this election receive at retirement the greater of the benefit under the “final average earnings” formula or the benefit under the PRA formula. Employees who did not make this election and eligible employees hired on or after July 1, 1989 receive at retirement the benefit under the PRA formula. All of the Named Officers made this one-time election in 1989 and will receive retirement benefits under the “final average earnings” formula since these exceed the benefits payable to them under the PRA formula.

       The retirement benefit payable under both formulas includes payments under the Supplemental Salaried Employees' Retirement Plan (the “Supplemental Retirement Plan”) in excess of limitations under the Internal Revenue Code of 1986, as amended. Total retirement benefits payable are subject to a maximum of 70% of the sum of an individual's base salary at retirement and executive incentive compensation awarded for services rendered in the calendar year immediately preceding retirement. Benefits are subject to an offset for Social Security and certain other amounts.

   Final Average Earnings Formula

       Benefits under this formula are computed by multiplying “final average earnings” by the product of years of service and 1.8%. The table below shows the estimated maximum annual retirement benefit payable to employees retiring with various levels of “final average earnings” and years of service under the “final average earnings” formula of the Retirement Plan. As noted above, the Named Officers will receive benefits under this formula upon retirement.

Final Average Earnings Table
(Expressed in $)

	Years of Service[2]

Final Average Earnings[1]	15	20	25	30	35	40	45

1,000,000	270,000	360,000	450,000	540,000	630,000	720,000	810,000

1,500,000	405,000	540,000	675,000	810,000	945,000	1,080,000	1,215,000

2,000,000	540,000	720,000	900,000	1,080,000	1,260,000	1,440,000	1,620,000

2,500,000	675,000	900,000	1,125,000	1,350,000	1,575,000	1,800,000	2,025,000

3,000,000	810,000	1,080,000	1,350,000	1,620,000	1,890,000	2,160,000	2,430,000

3,500,000	945,000	1,260,000	1,575,000	1,890,000	2,205,000	2,520,000	2,835,000

4,000,000	1,080,000	1,440,000	1,800,000	2,160,000	2,520,000	2,880,000	3,240,000

4,500,000	1,215,000	1,620,000	2,025,000	2,430,000	2,835,000	3,240,000	3,645,000

5,000,000	1,350,000	1,800,000	2,250,000	2,700,000	3,150,000	3,600,000	4,050,000

5,500,000	1,485,000	1,980,000	2,475,000	2,970,000	3,465,000	3,960,000	4,455,000

6,000,000	1,620,000	2,160,000	2,700,000	3,420,000	3,780,000	4,320,000	4,860,000

[1]	“Final average earnings” is the average of an individual's highest “recognized earnings” for any three consecutive years during the ten years immediately preceding retirement. For the Named Officers, “recognized earnings” for 2006 is the sum of (i) the higher of the salary earned during 2005 (column (c) in the Summary Compensation Table on page 24) or the annual salary as of January 1, 2006 and (ii) the bonus earned for 2004 (column (d) in the Summary Compensation Table on page 24). Recognized earnings also includes the Bonus and Income Savings Account allocations for the relevant year. For 2005 allocations see note 5 to the Summary Compensation Table on page 26.
[2]	The years of service credited under the Retirement Plan as of January 1, 2006 for the Named Officers are: Mr. Mark — 42 years 7 months; Mr. Cook — 29 years 10 months; Mr. Teruel — 34 years; Mr. Tangney — 34 years 3 months; and Mr. Patrick — 23 years 2 months.

The following table shows the estimated annual retirement benefit payable to each of the Named Officers under the Retirement Plan and the Supplemental Retirement Plan based upon the “final average earnings” formula and “recognized earnings” for 2005, each as described above, and assuming that each officer elects a joint and survivor annuity at the time of retirement.

Retirement Plan Potential Annual Payments and Benefits

Named Officer	Years of Service at Normal Retirement Age (#)	Normal Retirement Age (#)[1]	Estimated Normal Retirement Annual Benefit ($)	Early Retirement Age (#)[2]	Estimated Earliest Retirement Annual Benefit ($)

Reuben Mark	42.58	66.92	$3,630,890	66.92	$3,630,890

Ian M. Cook	41.17	65.00	$1,135,568	55.00	$947,036

Javier G. Teruel	43.67	65.00	$1,214,863	55.33	$1,046,325

Michael J. Tangney	38.33	65.00	$844,837	60.92	$726,911

Stephen C. Patrick	31.92	65.00	$641,373	56.25	$431,120

[1]	Normal retirement date is the later of age 65 or age at January 1, 2006.
[2]	Early retirement date is the later of age 55 or age at January 1, 2006.

       Alternatively, employees retiring under the “final average earnings” formula may request that their retirement benefit under the Supplemental Retirement Plan be paid to them in a lump sum rather than an annuity. Such requests may be accepted or denied. If accepted, the lump sum value is calculated by projecting the annual benefit payable over the actuarially determined life of the participant and spouse, if applicable, and discounting each year's benefit back to the present using currently prevailing interest rates. This amount is capped at the present value of the benefit accrued through December 31, 2004. The present value of the benefit accrued through December 31, 2004 to the Named Officers under the Supplemental Retirement Plan, using this methodology, is estimated as follows: Mr. Mark, $35,759,000; Mr. Cook, $3,542,000; Mr. Teruel, $4,813,000; Mr. Tangney, $6,487,000; and Mr. Patrick, $4,191,000. These lump sum amounts would represent the substantial majority of the benefit payable to the Named Officers under the Retirement Plan and the Supplemental Retirement Plan (shown in the above table as an annual benefit), with the balance paid in an annuity.

   PRA Formula

       Eligible employees hired on or after July 1, 1989 and those hired before such date who did not make the one-time election referred to above will receive at retirement the benefit under the PRA (Personal Retirement Account) formula. As noted above, each of the Named Officers will receive benefits under the “final average earnings” formula. Benefits under the PRA formula are determined as follows: On July 1, 1989, an account was established for each eligible person employed on June 30, 1989, with an opening balance equal to the greater of (i) the value of the pension then accrued under the “final average earnings” formula or (ii) an amount equal to the sum of the monthly pay-based credits that would have been made to the employee's account had the PRA always been in effect. Thereafter, monthly pay-based credits accumulate in the employee's account. These credits equal a percentage of the employee's monthly recognized earnings determined in accordance with the following formula:

Years of Service	Up to 1⁄48 of Social Security Wage Base	Over 1⁄48 of Social Security Wage Base
0-9	2.50%	3.75%
10-14	3.00%	4.50%
15-19	4.00%	6.00%
20-24	5.35%	8.00%
25 or more	7.50%	11.25%

       The employee's account receives a monthly credit for interest at an annual rate of 2% over the current six-month Treasury bill rate, adjusted quarterly. This rate was 6.37% in the first quarter of 2006 and 4.53% in the first quarter of 2005. The Company also establishes PRA accounts for all eligible employees hired on or after July 1, 1989, which receive monthly credits as described above.

Executive Severance Plan and Other Arrangements

       The Company has an Executive Severance Plan (the “Severance Plan”), which the Board of Directors adopted effective September 14, 1989, and last reapproved as of June 10, 2004. The Severance Plan will expire on June 30, 2007, unless renewed by the Board of Directors. The Severance Plan, which is administered by the P&O Committee, is designed to provide participants with reasonable compensation if their employment is terminated in certain defined circumstances, primarily following a change of control of the Company. The P&O Committee selects participants from among the executive officers and other key personnel of the Company and has selected the Named Officers, among others, as participants. In addition to the Severance Plan, the Company has incorporated other arrangements relating to a change of control in its benefit plans, as described below.

   Severance Plan

       Under the Severance Plan, if at any time within two years of a change of control of the Company (as defined in the Severance Plan) a participant terminates employment due to an adverse change in the conditions of employment or the Company terminates the participant's employment, the participant is entitled to receive an amount equal to (i) between 12 and 36 months of compensation, depending on his or her level of seniority and years of service, plus (ii) the present value of additional retirement plan accruals the participant would have received had he or she remained employed until the end of the severance period, or age 65, if earlier. In the event of such termination, each of the Named Officers would receive 36 months of compensation. If an outside accounting firm were to determine that a payment under the Severance Plan would cause the participant to exceed the statutory limit and subject the participant to tax under Section 4999 of the Internal Revenue Code of 1986, as amended, then the participant would receive a reduced amount resulting in net after-tax payments that are equal to or greater than the amount that would have otherwise been received. If, however, the amount due under the Severance Plan causes the participant to exceed the statutory limit by more than 10%, then the participant will receive such amount plus a gross-up payment that is sufficient to satisfy the Section 4999 tax and any related taxes. No severance payments are required if a participant is terminated for cause, which is defined as serious willful misconduct likely to result in material economic damage to the Company. For purposes of (i) above, compensation means the participant's base salary as of the termination date plus his or her highest bonus award under the Executive Incentive Compensation Plan within the last five years.

       In addition to the foregoing severance benefit in the event of termination following change of control, the Severance Plan provides for a payment within 30 days after the change of control, whether or not a participant remains employed, of a pro-rated bonus for the year in question as well as compensation amounts that a participant has previously elected to defer.

       In addition, whether or not a change of control has occurred, if the Company terminates the employment of a Severance Plan participant at its convenience, the Company must continue to pay the participant's base salary and certain benefits for a period ranging from nine to 36 months. The period during which the Company continues salary and benefits payments ends when the participant turns 65 or attains 85 years of combined age and service with the Company. The Company is not required to make these payments if it terminates the participant's employment for cause or if the participant voluntarily terminates his or her employment. In addition, if the participant in question is a “key employee” under the Internal Revenue Code, determined as of the end of the prior calendar year, then the last salary continuation payment must be made no later than March 15 following the end of the year in which employment terminates. If this results in a shorter payout period than otherwise would have applied, then the dollar amount of one or more of the payments will be adjusted so that the total amount paid equals what would have been paid over the longer period.

   Other Arrangements

       Other arrangements relating to a change of control in the Company's benefit plans are as follows. Under the Company's stock option plans, stock options held by employees and non-employee directors that are not yet exercisable become exercisable upon a change of control. Restricted stock awards made under the Executive Incentive Compensation Plan, which was approved by stockholders on May 5, 1999 and reapproved on May 7, 2004, vest as follows: (i) in the case of performance-based awards, upon a change of control; and (ii) in the case of all other awards, upon a termination of employment that occurs within two years of a change of control (as discussed above under “Severance Plan”). With respect to the Supplemental Retirement Plan, which is an unfunded plan, the Company has arranged for a letter of credit that requires the issuing bank to fund the accrued benefits payable under this plan if the Company refuses to pay these benefits after a change of control. Funding is to be made by payments to a trust, which payments would be subject to the claims of the Company's creditors if the Company were to become insolvent.

Compensation Committee Interlocks and Insider Participation

       During 2005, the following directors were members of the P&O Committee for all or part of the year: Mrs. Conway, Mrs. Hancock and Messrs. Cahill, Ferguson, Gutierrez, Johnson, Kogan and Lewis. None of the members of the P&O Committee during 2005 was an employee of the Company, and none had any direct or indirect material interest in or relationship with the Company or any of its subsidiaries. None of the executive officers of the Company has served on the board of directors or compensation committee of another company at any time during which an executive officer of such other company served on the Company's Board of Directors or the P&O Committee.

P&O Committee Report on Executive Compensation

Overview of Compensation Philosophy and Program

       The Company's executive compensation programs are designed to:

•	Support the Company's business goals of fostering profitable growth and increasing shareholder value.
•	Pay for performance by linking compensation to achievement of established goals and objectives.
•	Align the interests of executives and stockholders through the use of stock-based compensation plans.
•	Attract, retain and motivate high-caliber executives.
•	Pay competitively to recruit and retain the strongest talent.

       The P&O Committee, which is made up entirely of independent directors, oversees the Company's compensation practices. It reviews and recommends the compensation of Reuben Mark, the Chairman and Chief Executive Officer, and Ian Cook, the President and Chief Operating Officer, subject to the approval of the other independent directors of the Board. In addition, the P&O Committee reviews and approves, and the Board ratifies, the compensation of the other executive officers of the Company.

       To help it in its role of overseeing compensation practices, the P&O Committee makes use of Company resources and also periodically retains the services of independent compensation consultants to assist in assessing the competitiveness and appropriateness of the Company's executive compensation program. During 2005, the P&O Committee retained the services of Mercer Human Resources Consulting (“Mercer”) to review the compensation program for the President and Chief Operating Officer, Ian Cook. Mercer recommended adjustments to Mr. Cook's salary, bonus and long term incentive awards to recognize his new and increased responsibilities. Mercer also recommended and the P&O Committee approved, with the concurrence of the other independent directors, providing a significant retention award for Mr. Cook to ensure his continued employment with Colgate and to demonstrate the Board's confidence in his leadership. As previously disclosed, during 2003 and 2004, the P&O Committee retained the services of Towers Perrin to review the compensation program for the Chairman and Chief Executive Officer and to recommend changes in his incentive program as discussed later in this report. Also during this period, the Board retained Hewitt Associates (“Hewitt”) to review Colgate's executive compensation programs and policies in general. Hewitt concluded in its review that overall Colgate's compensation programs and pay levels were appropriate. In addition, Hewitt endorsed Colgate's approach, adopted in 2004 and described on pages 35-36 of this report, of reducing the value of stock options as a percentage of the total value of long-term incentives and introducing time-vested restricted stock grants as an additional component of long-term incentive compensation. Hewitt also recommended updates to the group of companies Colgate uses to evaluate its compensation programs as discussed in the next paragraph.

       The Company measures the competitiveness of its compensation programs against a comparison group of other leading companies, referred to in this report as the “Comparison Group.” The Comparison Group consists primarily of consumer products companies but also includes other kinds of industrial companies to better represent the market for executive talent in which the Company competes. In general, the companies in the Comparison Group are characterized by their marketing competency, manufacture and distribution of branded consumer packaged goods and strong global presence. The P&O Committee reviews and approves the companies in the Comparison Group, which are selected and updated periodically by the Company's Human Resources department based on the recommendations of independent compensation consultants. As noted above, the Comparison Group was updated in 2004 following the recommendation of Hewitt.

       The Company designs its compensation programs to preserve the tax deductibility of compensation paid to executive officers under Section 162(m) of the Internal Revenue Code to the extent possible consistent with the need to attract and retain high-caliber executives.

       The key components of compensation used by the Company are:

•	Base salary

•	Annual performance-based incentives, which are usually paid in the form of cash bonuses, and
•	Long-term performance-based incentives, which include stock options and restricted stock grants.

       This report discusses each of these components of compensation as applied to the executive officers generally and then concludes with a separate discussion of Mr. Mark's compensation.

       2005 was a year of excellent sales and unit volume growth and also marked a return to Colgate's long standing history of increased profit growth after earnings per share declined, for the first time in eight years, in 2004. In that year, the Company's results were affected by a heightened competitive environment requiring increased levels of commercial investment and increases in raw and packing material costs. Accordingly, in line with the Company's pay-for-performance philosophy, annual bonus and long-term performance-based incentive awards to the Company's executive officers for 2004 were down significantly. Given the improved results in 2005, 2005 annual bonus awards are higher than those granted for 2004. However, restricted stock awards under the Company's Long-Term Global Growth program, also discussed below, continue to be lower than 2004 as this program covers a three-year measurement period that includes 2004.

       In setting the 2005 earnings-per-share goal used to determine annual bonus awards and awards of restricted stock under the Long-Term Global Growth program and in measuring performance against it, the P&O Committee used an adjusted earnings-per-share measure that excludes the impact of charges related to the four-year restructuring program that began in the fourth quarter of 2004, as required by the applicable plan procedure. In addition, the Committee used its discretion also to exclude from earnings for purposes of calculating annual bonus and Long-Term Global Growth awards for 2005 the gains on the sale of the Company's heavy duty laundry detergent business in North America and Southeast Asia, as partially offset by incremental income taxes for remittances under the American Jobs Creation Act and charges associated with certain pension and other postretirement obligations. The P&O Committee believes that earnings as so adjusted is the most appropriate measure to gauge the performance of the Company's ongoing operations for compensation purposes. The Company also includes this adjusted measure in its quarterly earnings releases to investors.

   Base Salary

       The Company sets the midpoint of the salary range for executive officers generally at the median of the Comparison Group, with salaries above the median available to exceptional performers and key contributors to the success of the Company. The direct manager of each officer recommends whether to grant the officer a salary increase during the year based on the following factors:

•	Individual performance
•	Business unit performance, where applicable
•	Assumption of new responsibilities
•	The Company's annual salary budget guidelines
•	Other performance measures, such as improvements in customer service, faster product development, increases in market share of Colgate brands, geographic expansion and productivity increases
•	Competitive data from the Comparison Group

       In 2005, salaries for executive officers as a group were above the median of the Comparison Group for similar jobs.

   Annual Performance-Based Incentives—Cash Bonus

       Executive officers are eligible for cash bonuses under the Company's stockholder-approved Executive Incentive Compensation Plan (the “EICP”). The guidelines for bonus awards to certain designated executives and other executive officers are as follows.

   Designated Executives

       The “Designated Executives” for EICP cash bonuses with respect to 2005 are the Chief Executive Officer, the former President, who retired on September 30, 2005, the current President and Chief Operating Officer, the Vice Chairman, the Chief Financial Officer, the Senior Vice President, General Counsel and Secretary and the former Senior Vice President, Global Human Resources, who also retired during 2005.

       No later than the 90th day of each year, the P&O Committee establishes one or more specific performance measures applicable to the Designated Executives. Designated Executives' annual EICP cash bonuses are paid in March of the following year only to the extent the Company attains such pre-established measures. In 2005, the pre-established performance measure was an earnings-per-share goal. The EICP cash bonus for each Designated Executive is set by a formula that takes into account the extent to which the Company has achieved the earnings-per-share goal. Additionally, a supplemental award may be made if the Company's earnings-per-share growth, as compared to the earnings-per-share growth of the companies included in the peer company index (see page 22), meets certain requirements. The P&O Committee has discretion only to adjust awards downward.

       Each Designated Executive is assigned threshold, target and maximum bonus award opportunities for his or her EICP cash bonus. The targets are set generally at the median of the Comparison Group.

       In 2005, the Company exceeded its earnings-per-share goal. The formula generated cash bonuses that were well above the target bonus level.

   Other Executive Officers

       Bonuses for executive officers other than Designated Executives are determined by a formula that is based on:

•	The financial performance of the Company as a whole or the business unit to which an executive is assigned.
•	The achievement of individual and team goals.

       Financial performance measures are based on the budgetary process. Adjustments are permitted to take account of unusual items beyond the control of the Company or business unit involved. For 2005, the Company-wide financial performance measure was an earnings-per-share goal, which applied to all executive officers with corporate-wide responsibilities. The business unit financial measures were sales and profit, which applied to all executive officers with specific business unit responsibilities.

       Executive officers other than the Designated Executives are also assigned threshold, target and maximum bonus award opportunities based on their grade levels. Target award opportunities are set generally at the median of the Comparison Group. If the Company or business unit exceeds its earnings-per-share or sales and profit goals, above-target bonuses may be granted. If the minimum financial goals are not met, bonuses, if any, may be below the target level.

       During 2005, the Company exceeded its earnings-per-share goal, and, as a result, awards for those executive officers with corporate-wide responsibilities were well above target levels. EICP cash bonuses for executive officers in business units that exceeded their sales and profit goals were generally above target, while those in business units that met or missed their sales and profit goals received awards at or below target levels.

   Long-Term Performance-Based Incentives

       The Company uses two types of long-term performance-based incentives: stock options and restricted stock awards. The purpose of these grants is to encourage and reward the long-term growth and performance of the Company. Since the Company and the P&O Committee view the use of long-term incentive equity awards as a way to obtain a competitive compensation advantage, the Company's strategy is to set target levels for these awards between the median and the seventy-fifth percentile of the Comparison Group.

       During 2003 and 2004, the Company reviewed its approach to the use of stock options in light of regulatory and competitive developments in the marketplace. While the Company still believes strongly in the appropriateness of options as a long-term incentive vehicle, the following key changes were made to the stock option program beginning in 2003: option guidelines and awards were reduced by 10%; the option term was reduced from ten years to six years; and the Accelerated Ownership Feature (a reload program) was ended. To maintain the competitiveness of the Company's overall compensation program and consistent with the recommendation of Hewitt, in March 2004 the P&O Committee approved a time-vested restricted stock award program under the EICP Plan (the “Restricted Stock Award Program”) for employees eligible to receive stock options. Grants under this program were made in September 2005. The awards are subject to a three-year vesting period and are forfeited if the recipient terminates his or her employment with the Company, other than through retirement, prior to the end of the vesting period.

       In addition, from time to time, the Company grants stock options and restricted stock awards for special recognition and retention purposes. The Company does not take into account the amount or terms of existing stock holdings of executive officers in making decisions to award stock options or restricted stock.

   Stock Option Awards

       Stock option awards are granted under the 2005 Stock Option Plan, which was approved by stockholders at the last annual meeting. The number of stock options granted is based on factors similar to those used to determine salary and bonus, including a review of the practices of the Comparison Group. Actual awards may vary from the target based on individual performance, business unit performance or the assumption of increased responsibilities. In addition, the Board has established a limit of 1.2% of Common Stock outstanding on the amount of stock options that may be granted each year.

       The Company generally grants stock options on an annual basis, the key terms of which are as follows:

•	The exercise price of the options is equal to the market price of the Common Stock on the date of grant.
•	The options have a six-year term.
•	The options vest in equal annual installments over three years.

       During 2005, stock option awards to executive officers as a group were slightly above the Company's reduced target award levels described above.

   Restricted Stock Awards

       Restricted stock awards are made to Designated Executives and other executive officers under two programs: (i) the Long-Term Global Growth Program and (ii) the Restricted Stock Award Program adopted in March 2004, which, as discussed above, complements the Company's stock option program. Both programs are under the stockholder-approved EICP Plan. Generally, awards under these programs vest three years from the date of the award and are forfeited if the recipient terminates his or her employment with the Company, other than through retirement, prior to the end of the three-year vesting period.

       Guidelines for restricted stock awards to the Designated Executives and other executive officers are as follows.

   Designated Executives

       Long-Term Global Growth Program. Restricted stock awards under the Long-Term Global Growth Program for Designated Executives1 are granted based on the extent to which the Company achieves targeted levels of growth in compounded annual net sales and earnings-per-share over a three-year measurement period.

[1]	For purposes of the Long-Term Global Growth Program, the term “Designated Executives” includes the executive officers listed as Designated Executives in the “Annual Performance-Based Incentives—Cash Bonus” section above, other than those executives who retired before year-end 2005, as well as certain Division Presidents.

       Each year a Designated Executive is assigned a threshold, target and maximum award opportunity that is realizable to the extent the Company meets or exceeds the targeted net sales and earnings-per-share growth over the following three years. The target award opportunities are set in dollars as a percentage of salary, except for the Chief Executive Officer's target, which is expressed as a specific number of shares of Common Stock.

       At the end of the measurement period, to the extent the performance targets are met, awards are made in the form of restricted stock units based on the fair market value of the Common Stock on the date of the award. If performance falls below a certain level, no awards are made. As noted, these awards generally vest after three years and are conditioned on the employee's continued employment by the Company. Grants of awards are subject to the discretion of the P&O Committee.

       Sales and earnings-per-share growth over the 2003 through 2005 measurement period fell below the applicable goals. Accordingly, awards to Designated Executives under the Long-Term Global Growth Program for 2005 were well below target.

       Restricted Stock Award Program. Restricted stock awards under the Restricted Stock Award Program that complements the stock option program are granted to Designated Executives based on factors similar to those used to determine salary and bonus, including a review of the practices of the Comparison Group. As with stock option awards, actual awards may vary from the target based on individual performance, business unit performance or the assumption of increased responsibilities. The 2005 awards to Designated Executives as a group were slightly above the Company's target award levels.

   Other Executive Officers

       Long-Term Global Growth Program. Restricted stock awards are granted to the other executive officers under the Long-Term Global Growth Program in accordance with the procedures for the Designated Executives described above, except that supplemental measures relating to the Company's business fundamentals may be taken into account from time to time. These performance measures may be adjusted for unusual items beyond the control of the Company or business unit involved. The P&O Committee granted restricted stock awards to executive officers other than the Designated Executives under the Long-Term Global Growth Program for 2005 based on sales and earnings-per-share growth over the 2003 through 2005 measurement period, which fell below the applicable goals. As a result, total awards were well below target.

       Restricted Stock Award Program. Restricted stock awards are granted to the other executive officers under the Restricted Stock Award Program in accordance with the procedures for the Designated Executives described above. Such awards for this group in 2005 generally were slightly above the Company's target award levels.

   Recognition and Retention Awards

       The P&O Committee has the authority under the EICP Plan to make non-performance-based awards of cash, Common Stock, restricted stock or a combination thereof. Awards of this type to the Named Officers are not deductible to the extent that they exceed the limits on tax deductibility imposed by Section 162(m) of the Internal Revenue Code. In 2005, the P&O Committee granted discretionary restricted stock awards to certain Designated Executives and other executive officers to recognize their contributions and to help ensure the retention of these executives. As noted above, in 2005 the P&O Committee granted a recognition and retention award to Ian Cook, the President and Chief Operating Officer, to ensure his continued employment with Colgate and to demonstrate the Board's confidence in his leadership. In addition, as discussed later in this report, in 2005 the P&O Committee granted a recognition and retention award to Reuben Mark, the Chairman and Chief Executive Officer.

   Stock Ownership Guidelines

       To further align the interests of the Company's officers with stockholders, the Board has established minimum stock ownership guidelines that apply to members of senior management, among others. The Chief Executive Officer is required to own stock or restricted stock equal in value to five times his annual salary, and the Named Executive Officers must hold such securities in amounts equal to three times their annual salary. Other senior managers of the Company are subject to ownership requirements ranging from one to two times their annual salary.

2005 Chief Executive Officer Compensation

       The P&O Committee reviews and recommends the compensation of Reuben Mark, the Chairman and Chief Executive Officer of the Company, subject to the approval of the other independent directors of the Company. As noted above, in 2003 and 2004 the P&O Committee worked with Towers Perrin to review the compensation program for the Chairman and Chief Executive Officer. The P&O Committee also reviews a comprehensive total compensation analysis for the Chairman and Chief Executive Officer. This analysis includes details on every element of compensation provided.

   Salary

       As discussed in the “Base Salary” section above, the midpoint of the salary range for executive officers is generally set at the median of the Comparison Group, with salaries above the median available to exceptional performers and key contributors to the success of the Company. In setting Mr. Mark's base salary for 2005, the P&O Committee considered the following key factors: the Company's pre-established guidelines for determining salary increases, the Company's success in growing market share in key markets and categories during 2004, the salaries of other CEOs in the Comparison Group and Mr. Mark's individual performance and contributions to the continuing success of the Company. During 2005, the P&O Committee increased Mr. Mark's annual salary by 4%. Mr. Mark's salary is above the median of the Comparison Group.

   Annual Cash Bonus

       As discussed above in the “Annual Performance-Based Incentives—Cash Bonus” section, the Chief Executive Officer's annual EICP cash bonus, like that of the other Designated Executives, is payable based upon the successful attainment of specific performance measures established in advance by the P&O Committee, subject to the P&O Committee's discretion to adjust the award downward. During 2005, the Company exceeded its earnings-per-share goal. As in the case of the other Designated Executives and other executive officers with corporate-wide responsibilities, the award generated by the formula was well above target at $3,592,488.

   Restricted Stock Awards

       Like the other Designated Executives, Mr. Mark is eligible for restricted stock awards under the Long-Term Global Growth Program and the Restricted Stock Award Program adopted in 2004, both of which are described above. Mr. Mark's target award opportunity under the Long-Term Global Growth Program is established in shares of Common Stock rather than cash. For 2005, his target award opportunity was 97,200 shares. As discussed above, the P&O Committee granted restricted stock awards to Designated Executives and executive officers under the Long-Term Global Growth Program for 2005 based on sales and earnings-per-share growth over the 2003 through 2005 measurement period. Mr. Mark was granted 50,350 shares of restricted stock. As in the case of all other executives, this award was well below target. Mr. Mark did not receive a grant under the Restricted Stock Award Program.

       As noted above, in 2003 and 2004 the P&O Committee conducted a comprehensive review of Mr. Mark's compensation with the assistance of Towers Perrin, an independent consultant. Based on this review and further consideration, in September 2005, the Committee, with the concurrence of the other independent members of the Board, decided not to provide any stock options to Mr. Mark but to give him a restricted stock award of 187,074 shares. In making this award, the Committee wished to recognize Mr. Mark's substantial continuing contributions to the Company and their desire to retain him during the ongoing senior management transition. Accordingly, the award is forfeited if Mr. Mark terminates his employment with the Company prior to March 15, 2007 without the agreement of the Board. This incentive was targeted by the Committee to be competitive with CEOs of the Comparison Group and consistent with the Company's strategy for long-term incentives described above.

   Stock Options

       As discussed above, Mr. Mark did not receive a stock option grant in 2005.

Conclusion

       In summary, the P&O Committee believes that strong executive performance is key to strong Company performance. Therefore, the P&O Committee's approach to executive compensation is guided by the principle that executives should have the potential for increased earnings when performance objectives are exceeded, provided that there is appropriate downside risk if performance targets are not met.

The foregoing report has been furnished by Mrs. Conway and Messrs. Cahill, Johnson, Kogan (Chair) and Lewis.

Certain Relationships and Related Transactions

       During part of 2005, the Board of Directors authorized the Company, in its discretion, to repurchase Common Stock from its employees from time to time at a price equal to the then fair market value of the Common Stock. These repurchases were approved by the Stock Repurchase Subcommittee of the P&O Committee, which was comprised of two independent directors (Jill K. Conway and Richard J. Kogan, then the Chair and Deputy Chair of the P&O Committee, respectively). While this program was in effect during 2005, the Company purchased the specified amounts of Common Stock from the following executive officers: William S. Shanahan (39,201 shares for $2,133,024); Lois D. Juliber (3,947 shares for $215,348); Andrew D. Hendry (10,000 shares for $545,600); Steven R. Belasco (10,000 shares for $521,700); Ronald T. Martin (3,087 shares for $161,960); and Philip A. Berry (1,630 shares for $80,033). These transactions were reported to the SEC on Forms 4 within two business days of the transaction date. Giving effect to these transactions, these executive officers continue to exceed the stock ownership guidelines established by the Board. This program is no longer in effect.

PROPOSALS REQUIRING YOUR VOTE

       The following five proposals will be presented at the meeting for your vote. Space is provided in the accompanying proxy card to approve, disapprove or abstain from voting on each of the proposals. If you vote using the telephone or Internet, you will be instructed how to approve, disapprove or abstain from voting on these proposals.

       The Board of Directors recommends a vote for Proposals 1, 2 and 3 and against Proposals 4 and 5.

PROPOSAL 1: ELECTION OF DIRECTORS

       The Board has nominated nine people for election as directors at the Annual Meeting. All nominees are currently serving as directors of the Company and, except for John T. Cahill, J. Pedro Reinhard and Howard B. Wentz, Jr., were elected at the 2005 Annual Meeting. If you elect these nominees, they will hold office until the next Annual Meeting or until their successors have been elected and qualified. For information regarding Colgate's corporate governance guideline regarding the election of directors, please see “Policy on Majority Voting in Director Elections” on page 11.

       The nominees are John T. Cahill, Jill K. Conway, Ellen M. Hancock, David W. Johnson, Richard J. Kogan, Delano E. Lewis, Reuben Mark, J. Pedro Reinhard and Howard B. Wentz, Jr. Biographical information regarding the nominees appears on pages 8-10 of this Proxy Statement.

       The Board of Directors recommends a vote FOR the nominees for director listed above.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

       We are asking you to ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2006. PricewaterhouseCoopers LLP has audited the accounts of the Company since May 2002. The Board considers it desirable to continue the services of PricewaterhouseCoopers LLP.

       The fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered to the Company during 2005 and 2004 are set forth below. The Audit Committee has concluded that the provision of the non-audit services described below by PricewaterhouseCoopers LLP to the Company did not and does not impair or compromise their independence.

PricewaterhouseCoopers LLP Fees
(in millions)

	2005	2004
Audit Fees	$9.6	$8.8
Audit-Related Fees	.3	.4
Tax Fees	3.4	3.5
All Other Fees	—	—

Total	$13.3	$12.7

       Audit Fees

       These amounts represent fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered for the audits of the Company's annual financial statements for the fiscal years ended December 31, 2005 and 2004, the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, and services related to statutory and regulatory filings and engagements for such fiscal years. Audit fees also represent fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered for the audits of (i) management's assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting for the fiscal years ended December 31, 2005 and 2004.

       Audit-Related Fees

       These amounts represent fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered that were reasonably related to the performance of the audits or the reviews of the Company's financial statements in 2005 and 2004 (but which are not included under “Audit Fees” above). Audit-Related fees consisted principally of employee benefit plan audits and, in 2004, also included fees from pre-attestation services in connection with the Company's compliance with its obligations under Section 404 of the Sarbanes-Oxley Act of 2002.

       Tax Fees

       These amounts represent fees billed or expected to be billed by PricewaterhouseCoopers LLP for professional services rendered relating to tax compliance, tax advice and tax planning in various tax jurisdictions around the world. This category includes fees of $2.4 million and $2.2 million for the years ended December 31, 2005 and 2004, respectively, related to tax compliance services for the Company's expatriate employee programs. The remaining fees were associated with assistance in tax return filings, tax audits and refund claims as well as advice on interpretation and compliance with tax laws (aggregating $0.9 million and $1.0 million in 2005 and 2004, respectively) and other general tax advisory services ($0.1 million and $0.3 million in 2005 and 2004, respectively).

       All Other Fees

       None.

       Audit Committee Pre-Approval Policy

       The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by the Company's independent registered public accounting firm. Under this policy, each year, at the time it engages the auditors, the Audit Committee pre-approves the audit engagement terms and fees and may also pre-approve detailed types of audit-related and permitted tax services, subject to certain dollar limits, to be performed during the year. All other permitted non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis. The Audit Committee may delegate its authority to pre-approve services to one or more of its members, whose activities are reported to the Audit Committee at each regularly scheduled meeting.

       Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

       If the stockholders should fail to ratify the selection of auditors, the Audit Committee will designate auditors as required under the rules of the Exchange Act and in accordance with its charter.

       The Board of Directors recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

PROPOSAL 3: APPROVAL OF THE COLGATE-PALMOLIVE COMPANY 2007
STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

Introduction

       At the Annual Meeting, the Company will request stockholders to consider and act upon a proposal to approve the Colgate-Palmolive Company 2007 Stock Plan for Non-Employee Directors (the “2007 Non-Employee Director Stock Plan” or the “Plan”) attached as Appendix A to this Proxy Statement.

       The Plan is substantially similar to and will replace the existing Colgate-Palmolive Company Stock Plan for Non-Employee Directors, which was previously approved by stockholders in 1996 and is due to expire on December 31, 2006. Both Plans provide for an annual grant of 2,600 shares of Common Stock to non-employee directors. The proposed new Plan has been updated to bring it in line with current legal standards and tax requirements.

       The Board of Directors approved the Plan on March 9, 2006 for recommendation to stockholders. The purpose of the Plan is to attract and retain qualified persons to serve as directors of the Company, to enhance the equity interest of directors in the Company, to solidify the common interests of directors and stockholders, and to encourage the highest level of director performance by providing them with a proprietary interest in the Company's performance and progress.

       The Board believes compensating directors primarily in stock promotes the long-term success of the Company by aligning the interests of directors with the interests of the Company and its stockholders. Accordingly, on average, 83% of a non-employee director's compensation at Colgate is paid in Colgate stock. Non-employee directors also receive an annual grant of 4,000 stock options under a non-employee director stock option plan approved by stockholders at last year's annual meeting. (See pages 16-17 for a description of all components of director compensation.)

       The Board of Directors unanimously recommends a vote FOR the approval of the 2007 Stock Plan for Non-Employee Directors.

Description of the 2007 Non-Employee Director Stock Plan

       The following summary of certain major features of the 2007 Non-Employee Director Stock Plan is subject to the specific provisions contained in the full text of the Plan set forth as Appendix A.

       Eligible Participants. Only non-employee directors, that is, directors who are not officers or employees of the Company or any subsidiary of the Company, receive stock grants under the Plan. Currently, there are eight non-employee directors (that is, all members of the Board with the exception of Mr. Mark).

       Fixed Annual Award. Under the Plan, each non-employee director receives 2,600 shares of Common Stock per full calendar year of service on the Board. The award is pro-rated if a non-employee director joins the Board during the middle of a calendar year. Each year, the shares are distributed on the third business day after the public announcement of the Company's annual sales and earnings.

       The table below shows the annual amount of such awards for the non-employee directors as a group, using the closing price of the Common Stock of $54.64 per share as reported for NYSE Composite Transactions on March 7, 2006 to give a dollar value for the awards and assuming the same number of non-employee directors as currently exist.

New Plan Benefits
2007 Stock Plan for Non-Employee Directors

Name and Position	Dollar Value ($)	Number of Units

Non-Executive Director Group	1,136,512	20,800 shares

       Deferral Feature. A non-employee director may elect to defer receipt of all or part of the shares granted under the Plan. Deferred shares are credited to bookkeeping accounts and accrue dividend equivalents (i.e., share credits equal in value to non-extraordinary cash dividends paid on the Common Stock) until they are distributed. Deferred shares are distributed upon a non-employee director's separation from service. Distributions are either in installments over a period of ten years or, if timely elected by the director, in installments over a shorter period or in a lump sum. Directors may receive an early distribution of some or all of the deferred shares in the event of an unforeseeable emergency involving severe financial hardship.

       Shares Subject to Plan. Either authorized but unissued or Treasury shares may be used to make grants under the Plan. In the event of any change in the Common Stock, such as a stock split or stock dividend, appropriate adjustments or substitutions in the number and kind of shares to be granted under the Plan and credited to the deferred share accounts referred to above will be made automatically. In the event of any major corporate transaction, such as a merger or consolidation, the Board may make appropriate adjustments or substitutions in the number and kind of shares to be granted under the Plan or credited to the deferred share accounts referred to above.

       Share Purchase Feature. In addition to the annual stock grant provided for under the Plan, the Plan offers non-employee directors the opportunity to elect to purchase Common Stock with all or a portion of their cash compensation for committee chairperson and meeting fees. Such purchases of Common Stock are either made on the open market or issued out of the Treasury stock of the Company. Shares of Common Stock that represent committee chairperson fees are purchased at the beginning of the year, and shares that represent meeting fees are purchased after the end of the year, in both cases on the third business day following the announcement of the Company's annual sales and earnings.

       Term of Plan. The Plan has a ten-year term. If approved by stockholders, it will be effective as of January 1, 2007 and expire on December 31, 2016.

       Administration. The Plan is administered by the Employee Relations Committee of the Company, the members of which are appointed from time to time by the Board.

       Amendment. The Board may amend the Plan as it deems proper and in the best interest of the Company without further approval by stockholders, unless and to the extent required by the listing standards of the NYSE or to qualify transactions under the Plan for exemption under Rule 16b-3 of the Exchange Act. In particular, the Board has the authority to amend the Plan without stockholder approval to take into account changes in law and tax and accounting rules as well as other developments, such as new rules that may be promulgated under Section 16 of the Exchange Act or as necessary to comply with new Section 409A of the Internal Revenue Code of 1986.

       Information Regarding Existing Equity Compensation Plans. The following table provides information as of the end of 2005 regarding securities of the Company to be issued and remaining available for issuance under the Company's existing equity compensation plans, all of which have been approved by stockholders.

Equity Compensation Plan Information
as of December 31, 2005

	(a)	(b)	(c)

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (in thousands)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (in thousands)

Equity compensation plans approved by security holders	44,724 [1]	$49 [2]	35,753 [3]

Equity compensation plans not approved by security holders	Not applicable	Not applicable	Not applicable

Total	44,724	$49	35,753

[1]	Consists of 41,775 options outstanding and 2,949 restricted shares awarded but not yet vested under the Company's Stock Option and Incentive Stock Plans, respectively.
[2]	Includes weighted average exercise price of stock options outstanding of $52 and restricted shares of $0.
[3]	Amount related to options available for issuance under the Company's Stock Option Plans. The amount of restricted shares available for issuance under the Incentive Stock Plan during any given calendar year is 0.25% of the Company's common stock outstanding as of January 1st of such calendar year, plus any available restricted shares from prior years that were not granted.

Recommendation

       The Board of Directors believes that approval of the Colgate-Palmolive Company 2007 Stock Plan for Non-Employee Directors is in the best interests of all stockholders and, accordingly, recommends a vote FOR the proposed plan.

PROPOSAL 4: STOCKHOLDER PROPOSAL

       Victor Rossi, P.O. Box 249, Boonville, CA 95415, owner of 3,200 shares of Common Stock, has informed the Company in writing that he intends to offer the following resolution for consideration at the Annual Meeting.

3—Independent Board Chairman

RESOLVED: Stockholders request that our Board of Directors change our governing documents to require that the Chairman of our Board serve in that capacity only and have no management duties, titles, or responsibilities. This proposal gives our company an opportunity to cure our Chairman's loss of independence should it occur after this proposal is adopted.

When a person acts both as a company's Chairman and its CEO, a vital separation of power is eliminated—and we as the owners of our company are deprived of both a crucial protection against conflicts of interest and also of a clear and direct channel of communication to our company through our Chairman.

Progress Begins with One Step

       It is important to take one step forward in our corporate governance and adopt the above RESOLVED statement since our 2005 governance standards were not impeccable. For instance in 2005 it was reported (and certain concerns are noted):

•	The Corporate Library (TCL), an independent investment research firm in Portland, Maine rated our company:
•	“C” in Overall Board Effectiveness.
•	“D” in Takeover Defenses.
•	We had no Independent Chairman—Independent oversight concern.
•	Our lead director had only 1-year of tenure and no board experience at any other major company.
•	Cumulative voting was not allowed.

       Additionally:

•	Our former director Ronald Ferguson was designated a “problem director” by TCL due to his Fifth Amendment refusal to answer questions from federal regulators on a transaction between General Re and insurer American International Group that allowed AIG to inflate reserves.
•	In June 2005 our Board elected Mr. Howard B. Wentz, Jr., age 75 to our Board and to serve on three board committees.
•	Four of our directors had 17 to 22 years tenure—Independence concern.
•	Our audit committee chairman had 18 years director tenure—Independence concern.

       With the above record it is important to take one-step forward and make our Board more accountable by adopting an independent board chairman requirement.

       To our Board's credit our Board terminated the poison pill on March 10, 2005 and there continues to be no poison pill.

Moreover

       When a Chairman runs a company as Chairman and CEO, the information given to directors may or may not be accurate. If a CEO wants to cover up improprieties and directors disagree, with whom do they lodge complaints? The Chairman?

       It is well to remember that at Enron, WorldCom, Tyco, and other legends of mis-management and/or corruption, the Chairman also served as CEO. And these dual roles helped those individuals to achieve virtually total control.

Independent Board Chairman
Yes on 3

COMPANY RESPONSE

Your Board of Directors recommends a vote against this stockholder proposal for the following reasons:

The Board has instituted the role of an independent presiding director with clear duties to ensure proper checks and balances.

       With the exception of Mr. Reuben Mark, the Chairman and CEO, the Board is composed entirely of independent directors. The independent directors are scheduled to meet separately in executive session without Mr. Mark present at every regularly scheduled Board meeting. These sessions are led by a presiding director, who is selected by and from the independent directors for a one-year term, with clearly delineated duties spelled out in the Company's governance guidelines available on our web site. These duties are to:

•	Preside at all meetings of the Board at which the Chairman is not present, including the executive sessions of the independent directors referred to above, and establish agendas for such executive sessions in consultation with the other directors;
•	Serve as liaison between the Chairman and independent directors in matters relating to the Board as a whole (although all independent directors are encouraged freely to communicate with the Chairman, CEO and other members of management at any time);
•	Review information to be sent to the Board;
•	Review proposed Board meeting agendas;
•	Review meeting schedules to help assure that there is sufficient time for discussion of all agenda items;
•	Have the authority to call meetings of the independent directors, as appropriate; and
•	Be available, as deemed appropriate by the Board, for consultation and direct communication from shareholders.

Jill Conway, who currently serves as presiding director, has over 20 years experience on the Colgate Board and extensive experience on other public company boards. She was named an Outstanding Director in 2005 by the Outstanding Directors Institute.

The Board and the Company are committed to the highest standards of corporate governance.

       Colgate's corporate governance practices and policies are described in the section of this Proxy Statement entitled “Governance of the Company” at pages 4-7. As discussed there, Colgate has had a long-standing commitment to good governance, and a record of excellence that has earned it recognition from various commentators and rating agencies.

       Among the key governance practices followed by the Company, the Audit Committee, P&O Committee and Nominating and Corporate Governance Committee are and have for many years been composed solely of independent directors, with chairpersons nominated by the independent directors who serve on the Nominating and Corporate Governance Committee. This means that oversight of critical issues such as the integrity of the Company's financial statements, CEO and senior management compensation, Board evaluation and selection of directors is entrusted to independent directors. In addition, the Board has long had established governance guidelines, which as noted above are available on our website at www.colgate.com.

An absolute rule to separate the Chairman and CEO roles is not in the best interests of stockholders.

       Stockholders are best served if the Board retains flexibility to decide what leadership structure works best for the Company based on the facts and circumstances existing from time to time. For example, at the beginning of Reuben Mark's tenure as CEO of the Company in 1984, the position of Chairman was separate. Currently, Mr. Mark fills the roles of both Chairman and CEO. The Board believes that this remains the best leadership structure for the Company at this time.

       Under the current organizational structure, the Company has achieved outstanding results: total stockholder return on the Common Stock of the Company during the 22-year period from January 1, 1984 through December 31, 2005, has been 3,430%, compared with a total return during the same period of 1,236% for the S&P 500 and 2,439% for the Current Proxy Peer Group shown on the graphs on pages 22-23 of this Proxy Statement.

       For the above reasons, the Board believes it would be unwise to impose an absolute rule in the By-Laws prohibiting the CEO from also serving as Chairman of the Board. The Board should have the flexibility to determine the best leadership structure for the Company to achieve the optimal result for stockholders. The Board intends to review this determination from time to time as facts and circumstances change.

       For these reasons, the Board of Directors recommends a vote AGAINST this proposal.

PROPOSAL 5: STOCKHOLDER PROPOSAL

       United Brotherhood of Carpenters Pension Fund, c/o United Brotherhood of Carpenters, 101 Constitution Avenue, N.W., Washington D.C. 20001, owner of approximately 8,700 shares of Common Stock, has informed the Company in writing that it intends to offer the following resolution for consideration at the Annual Meeting.

Pay-for-Superior Performance Proposal

Resolved: That the shareholders of Colgate-Palmolive Company (“Company”) request that the Board of Directors' Executive Compensation Committee establish a pay-for-superior-performance standard in the Company's executive compensation plan for senior executives (“Plan”), by incorporating the following principles into the Plan:

1. The annual incentive component of the Company's Plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the Company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

2. The long-term equity compensation component of the Company's Plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when Company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

3. Plan disclosure should allow shareholders to monitor the correlation between pay and performance established in the Plan.

Supporting Statement: We feel it is imperative that executive compensation plans for senior executives be designed and implemented to promote long-term corporate value. A critical design feature of a well-conceived executive compensation plan is a close correlation between the level of pay and the level of corporate performance. We believe the failure to tie executive compensation to superior corporate performance has fueled the escalation of executive compensation and detracted from the goal of enhancing long-term corporate value. The median increase in CEO total compensation between 2003 and 2004 was 30.15% for S&P 500 companies, twice the previous year increase of 15.04% according to The Corporate Library's CEO Pay Survey.

       The pay-for-performance concept has received considerable attention, yet most executive compensation plans are designed to award significant amounts of compensation for average or below average peer group performance. Two common and related executive compensation practices have combined to produce pay-for-average-performance and escalating executive compensation.

       First, senior executive total compensation levels are targeted at peer group median levels. Second, the performance criteria and benchmarks in the incentive compensation portions of the plans, which typically deliver the vast majority of total compensation, are calibrated to deliver a significant portion of the targeted amount. The formula combines generous total compensation targets with less than demanding performance criteria and benchmarks.

       We believe the Company's Plan fails to promote the pay-for-superior-performance principle. Our Proposal offers a straightforward solution: The Compensation Committee should establish and disclose meaningful performance criteria on which to base annual and long-term incentive senior executive compensation and then set and disclose performance benchmarks to provide for awards or payouts only when the Company exceeds peer group performance. We believe a plan to reward only superior corporate performance will help moderate executive compensation and focus senior executives on building sustainable long-term corporate value.

COMPANY RESPONSE

       Your Board of Directors recommends a vote against this stockholder proposal for the following reasons:

The Company's Executive Compensation Program Serves the Long Term Interests of Stockholders.

       The independent Personnel & Organization Committee (“P&O Committee”) of the Board believes that the executive compensation program of the Company is strongly aligned with the best interests of stockholders and serves well the corporate goals and strategies of the Company. One of the most important principles underlying the P&O Committee's compensation philosophy is pay for performance. This emphasis has helped drive strong performance over the long term: during the 22-year period from January 1, 1984 through December 31, 2005, total stockholder return on the Common Stock of the Company has been 3,430%, compared with a total return during the same period of 1,236% for the S&P 500 and 2,439% for the Current Proxy Peer Group shown on the graphs on pages 22-23 of this Proxy Statement.

Pay for Performance is Central to our Incentive Programs.

       The Company's emphasis on pay for performance is reflected in our use of stock-based compensation for both executives and directors and our use of pre-established performance measures to determine annual bonuses and long-term incentive awards for executives. These pre-established performance measures are based primarily on the Company's budgetary process and are usually expressed in terms of attainment of specified net sales and/or earnings per share growth. (See the P&O Committee Report on pages 33-39 for more information about the Company's compensation program.)

       The Company believes that linking performance goals to its own planning process, as opposed to the financial performance of peers, is the best way to execute on its business strategy to maximize shareholder value. Since at any point in time peer companies can be in different circumstances from the Company or seeking to implement different strategies, linking incentives only to a comparison against peer performance on various measures could have unintended and unwanted consequences. For example, at a time when one or more large peer companies are facing challenges unique to them, the Company might outperform its peers yet not deliver on its own targets for growth and profitability. The P&O Committee would not want to reward senior executives under such circumstances and believes that the better course is for the Company, under the oversight of the Board, to set the right business goals for itself, and then to align senior executive compensation with performance against those goals.

       While the P&O Committee believes that the primary focus of our incentive criteria should be Company-specific goals for the reasons discussed above, it also considers peer comparisons. For example, the Company's bonus formula provides for a supplemental award based on a comparison of our earnings-per-share growth with that of our peers, as discussed on page 35 of the P&O Committee Report. In addition, every three to five years the P&O Committee, with the help of external compensation experts, assesses the appropriateness of the Company's compensation program overall in relation to competitor pay.

Independent Directors Should Be Free to Exercise Their Best Judgment in Compensation Matters.

       The P&O Committee believes it should have discretion to select new incentive criteria from time to time based on the Company's strategic needs and initiatives, for example, establishing incentive measures based on business progress in geographic regions or product categories identified as critical to the Company's long-term success. In addition, the P&O Committee believes there are times when it is appropriate to award non-performance based compensation for special recognition or retention purposes, to ensure that the Company is able to attract and retain high caliber executives. This is done in conjunction with a careful and ongoing benchmarking program to ensure that the Company's overall compensation program is in line with those of the comparison group. (See P&O Committee Report, page 33.)

       The P&O Committee is composed solely of independent directors and devotes substantial time and attention throughout the year to executive compensation matters, including periodic reviews with independent third party consultants, to align compensation with shareholder interests and to further corporate goals and strategy. The independent directors need discretion to be able to perform this role effectively. This proposal would put an undue constraint on the independent directors' ability to exercise judgment and would place your Company at a serious competitive disadvantage.

       For these reasons, the Board of Directors recommends a vote AGAINST this proposal.

OTHER INFORMATION

Future Stockholder Proposals

       Under the rules of the SEC, if you wish us to include a proposal in the Proxy Statement for next year's Annual Meeting of Stockholders, we must receive it no later than December 1, 2006.

       Under the Company's By-Laws, if you wish to submit a proposal for consideration at next year's Annual Meeting, the Secretary of the Company must receive your proposal at least 60 days but not more than 90 days prior to the date of the meeting. Generally, the Company holds its Annual Meeting of Stockholders during the first or second week of May. Your proposal also must comply with certain information requirements set forth in the Company's By-Laws. You may obtain a copy of our By-Laws from the Secretary. These requirements apply to any matter that a stockholder wishes to raise at the Annual Meeting other than pursuant to the procedures set forth in Rule 14a-8 under the Exchange Act. The deadline under the Company's By-Laws for receiving proposals for consideration at this year's Annual Meeting was March 5, 2006.

Nominations for Director

       The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders in writing and in accordance with the information and timely notice requirements of the Company's By-Laws. The deadlines for nominations for this year's and next year's Annual Meetings are described above under “Future Stockholder Proposals”.

Cost and Methods of Soliciting Proxies

       We pay the cost of soliciting proxies for the meeting. Proxies may be solicited in person by our employees, or by mail, courier, telephone, facsimile or e-mail. In addition, we have retained D.F. King & Co. Inc. to solicit proxies by mail, courier, telephone, facsimile and e-mail and to request brokerage houses and other nominees to forward soliciting material to beneficial owners. We will pay a fee of approximately $22,000 to D.F. King & Co. plus expenses for these services.

Available Information

       The Company's website address is www.colgate.com. The information contained on the Company's website is not included as a part of, or incorporated by reference into, this Proxy Statement. The Company makes available, free of charge on its Internet website, its annual reports on Form 10-K, its quarterly reports on Form 10-Q, its current reports on Form 8-K and amendments to such reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after the Company has electronically filed such material with, or furnished it to, the SEC. Also available on the Company's website are the Company's Code of Conduct and Corporate Governance Guidelines, the charters of the Committees of the Board of Directors and reports under Section 16(a) of the Exchange Act of transactions in Company stock by directors and officers. Hard copies of these materials are also available free of charge from the Company's Investor Relations department by calling (800) 850-2654 or (212) 310-2575.

Other Business

       As of the date of this Proxy Statement's printing, we do not intend to submit any matters to the meeting other than those set forth herein, and we know of no additional matters that will be presented by others. However, if any other business should come before the meeting, the members of the Proxy Committee named in the enclosed proxy card have discretionary authority to vote your shares with respect to such matters in accordance with their best judgment.

By order of the Board of Directors.

Andrew D. Hendry
Senior Vice President, General Counsel and Secretary

APPENDIX A

Colgate-Palmolive Company
2007 Stock Plan For Non-Employee Directors

Effective January 1, 2007

       1. Purpose. The purpose of the Colgate-Palmolive Company 2007 Stock Plan for Non-Employee Directors (the “Plan”) is to attract and retain qualified persons to serve as directors of Colgate-Palmolive Company, a Delaware corporation (the “Company”), to enhance the equity interest of directors in the Company, to solidify the common interests of its directors and stockholders, and to encourage the highest level of director performance by providing them with a proprietary interest in the Company's performance and progress, by crediting them annually with shares of the Company's Common Stock, par value $1.00 per share (the “Common Stock”). If approved by stockholders of the Company at the 2006 Annual Meeting of Stockholders, this Plan shall become effective as of January 1, 2007, replacing the Company's Stock Plan for Non-Employee Directors, which expires by its terms on December 31, 2006.

       2. Effective Date and Term. The Plan shall remain in effect until December 31, 2016, unless sooner terminated by action of the Board of Directors of the Company (the “Board”), subject to Section 12 below to the extent applicable. Awards outstanding as of the date of such termination shall not be affected or impaired by the termination of the Plan.

       3. Participation. All Non-Employee Directors shall participate in the Plan. The term “Non-Employee Director” means any individual who is a member of the Board as of January 1, 2007, or who becomes a member of the Board thereafter during the term of the Plan and in each case during such periods as he or she is not an employee of the Company or any of its subsidiaries.

       4. Administration; Amendment. (a) The Plan will be administered by the Employee Relations Committee of the Company (the “Committee”), the members of which are appointed from time to time by the Board, which shall have full power and authority to interpret and construe the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all such determinations in connection with the Plan as it may deem necessary or desirable.

       (b) The Board may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, unless and to the extent required by the listing standards of the NYSE or to qualify transactions under the Plan for exemption under Rule 16b-3 (“Rule 16b-3”) promulgated under Section 16 of the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto (the “Exchange Act”).

       (c) Subject to the above provisions of this Section 4 and to Section 12 below, the Board shall have authority, without stockholder approval, to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, including without limitation new rules that may be promulgated under Section 16 of the Exchange Act, as amended from time to time, and to grant awards which qualify for beneficial treatment under such rules.

       5. Shares. (a) Each Non-Employee Director shall receive compensation at the rate of 2600 shares of Common Stock per full calendar year of service on the Board. Payments shall be made annually on the third business day following the date of the public announcement of the Company's annual sales and earnings. Either authorized but unissued or Treasury shares shall be used for this purpose. The shares paid pursuant to this Plan shall be in addition to any other compensation to which a Non-Employee Director may be entitled. Each Non-Employee Director will be required to represent that the shares are to be held for investment purposes and not with a view to or for resale or distribution except in compliance with the Securities Act of 1933, as amended from time to time, and any successor thereto (the “Securities Act”), and to give a written undertaking, in form and substance satisfactory to the Company, that he or she will not publicly offer or sell or otherwise distribute the shares other than (i) in the manner and to the extent permitted by Rule 144 of the Securities and Exchange Commission under the Securities Act, (ii) pursuant to any other exemption from the registration provisions of the Securities Act, or (iii) pursuant to an effective registration statement.

       (b) If an individual becomes a Non-Employee Director during a calendar year, he or she shall receive for that year the number of shares equal to the product of (i) the number of shares to which he or she would have been entitled to under Section 5(a) had he or she been a Non-Employee Director for the full calendar year, and (ii) the fraction obtained by dividing (x) the number of calendar months during such calendar year that such person was a Non-Employee Director by (y) 12; provided, that for purposes of the foregoing a partial calendar month shall be treated as a whole month. Payments for such an individual shall be made on the third business day following the date of the next public announcement of the Company's quarterly or annual sales and earnings.

       6. Adjustments. In the event of any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, share combination, recapitalization or similar event affecting the capital structure of the Company, the number and kind of shares to be granted pursuant to the Plan and the number and kind of shares credited to Share Accounts shall be automatically adjusted as appropriate to reflect such change or event. In the event of a corporate transaction, such as any merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, Disaffiliation (as defined below), separation, including a spin-off, or other distribution of stock or property of the Company (including an extraordinary cash dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto (the “Code”)), or any partial or complete liquidation of the Company, or similar event affecting the Company or any of its subsidiaries or affiliates, the Board may make such substitutions or adjustments in the number and kind of shares to be granted under the Plan, in the number and kind of shares credited to Share Accounts, and/or such other equitable substitutions or adjustments as it may determine to be appropriate in its sole discretion. For these purposes, “Disaffiliation” means a subsidiary or affiliate of the Company ceasing to be a subsidiary or affiliate for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the stock of the subsidiary or affiliate) or a sale of a division of the Company or its affiliates. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section as a result of a cash dividend for which Dividend Equivalents are credited pursuant to Section 7(c) below.

       7. Election to Defer Shares. (a) Types of Elections. Each Non-Employee Director may make an election on an annual basis to defer receipt of all or part of the shares granted under this Plan for a given calendar year (such election, a “Deferral Election,” and such deferred shares, “Deferred Shares”). The Deferral Election may also specify that the Non-Employee Director elects to receive distribution of the Deferred Shares subject to such Deferral Election in accordance with Section 7(d) below in a lump sum (a “Lump Sum Delivery Election”), or in up to ten annual installments (a “Specific Installment Election”). (Lump Sum Delivery Elections and Specific Installment Elections are referred to together as “Delivery Elections.” Delivery Elections and Deferral Elections are referred to together as “Elections.”) Notwithstanding any other provision of this Plan, an individual who first becomes a Non-Employee Director during a particular calendar year shall not be entitled to make a Deferral Election with respect to the shares he or she is granted for that calendar year pursuant to Section 5(b) above.

       (b) Making, Revoking and Amending Elections. In order to make a Deferral Election pursuant to Section 7(a), a Non-Employee Director must deliver to the Secretary of the Company a written notice of the Deferral Election setting forth the number of shares to be deferred on such form as may be prescribed by the Committee. The written notice of the Deferral Election, together with any Delivery Election, must be delivered no later than the December 31 prior to the commencement of the calendar year to which the Election relates and shall become irrevocable as of such December 31; provided, that a Deferral Election may be cancelled pursuant to Section 7(f) below. In addition, each Election made for a calendar year shall remain in effect and apply to shares granted under this Plan for subsequent calendar years unless and to the extent that the Non-Employee Director making such Election revokes or amends the Election by filing a new Election on or before December 31 of the first calendar year to which such revocation or amendment applies.

       (c) Share Accounts. Deferred Shares shall be credited to a bookkeeping account for the relevant Non-Employee Director (a “Share Account”). As and when the Company declares and pays cash dividends (other than extraordinary cash dividends covered by Section 6 above) with respect to the Common Stock, each Share Account shall be credited with a number (including fractions) of additional shares of Common Stock (“Dividend Equivalents”) equal to (x) the amount of cash that would have been payable as a dividend with respect to the number of shares of Common Stock credited to the Share Account as of the record date for such dividend, if such shares had been actually outstanding, divided by (y) the Fair Market Value of a share of Common Stock on the payment date for such dividend.

       (d) Distribution of Deferred Shares. All distributions from a Director's Share Account of Deferred Shares for which no valid Delivery Election is in effect, together with any related Dividend Equivalents, shall be made to the Non-Employee Director in ten annual installments commencing as soon as practicable following his or her “separation from service” within the meaning of Section 409A of the Code and the Treasury Regulations thereunder (“Separation”). Deferred Shares for which a valid Delivery Election is in effect, together with any related Dividend Equivalents, shall be made in a lump sum, or in the specified number of installments, as the case may be, commencing as soon as practicable following the Separation of the Non-Employee Director. Notwithstanding the foregoing, no distribution of any Dividend Equivalents shall be made or commence until six months after the date they are credited to the Share Account. Distributions will be made in shares of Common Stock unless otherwise determined by the Board or a duly appointed committee of the Board consisting of at least two members, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; provided that no such determination may be made that would cause any transaction under the Plan to fail to be exempt under Section 16(b) of the Exchange Act or fail to qualify as a transaction exempt from registration under the Securities Act. If such shares are to be distributed in installments, such installments shall be equal, provided, that if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Non-Employee Director has died or become legally incompetent, all remaining undelivered shares shall be delivered to the Non-Employee Director's designated beneficiary or legal guardian, respectively, in a single lump sum. References to a Non-Employee Director in this Plan shall be deemed to refer to the Non-Employee Director's designated beneficiary or legal guardian, where appropriate.

       (e) Six-Month Delay. Notwithstanding Section 7(d) above, if the Company determines that a Non-Employee Director is a “specified employee” subject to the special rule of Section 409A(2)(B)(i) of the Code, all distributions from his or her Share Account that would otherwise be made pursuant to Section 7(d) before the date which is six months after his or her Separation shall instead be made in a single lump sum, on or as soon as practicable following the earlier of (i) the date which is six months after his or her Separation and (ii) the date of his or her death.

       (f) Early Distribution In Case of Unforeseeable Emergency. A Non-Employee Director shall be entitled to early distribution of all or part of his or her Director's Trust Account in the event of an “Unforeseeable Emergency,” in accordance with this paragraph. An “Unforeseeable Emergency” means a severe financial hardship to the Non-Employee Director resulting from an illness or accident of the Non-Employee Director, the Non-Employee Director's spouse or a dependent (as defined in Section 152(a) of the Code) of the Non-Employee Director, loss of the Non-Employee Director's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Non-Employee Director. The amounts distributed with respect to an unforeseeable emergency may not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Non-Employee Director's assets (to the extent liquidation of such assets would not itself cause severe financial hardship). Any Deferral Election in effect for a Non-Employee Director at the time he or she receives a distribution under this Section 7(f) shall be cancelled and of no further effect as of the date of the distribution.

       8. Election to Receive Cash. Each Non-Employee Director may make an annual irrevocable election to receive cash in lieu of shares of Common Stock granted under, and not deferred pursuant to Section 7 of, this Plan, in an amount not to exceed the amount needed to satisfy tax obligations related to the grant (the “Cash Election”), subject to and under the applicable rules and regulations promulgated from time to time by the Committee pursuant to Section 4(a) of this Plan. In order to make a cash election pursuant to this Section 8, a Non-Employee Director must deliver to the

Secretary of the Company a written notice of the Cash Election setting forth the amount of shares to be distributed in the form of cash. The written notice of Cash Election must be delivered no later than December 31 prior to commencement of the calendar year to which the Cash Election relates, or such later date as may be permitted by the Committee and as permitted under Rule 16b-3. The amount of cash received pursuant to a Cash Election shall be equal to the mean between the high and low prices of a share of the Common Stock on the New York Stock Exchange composite tape (the “Fair Market Value” of a Share) on the third business day following the date of the public announcement of the Company's annual sales and earnings multiplied by the amount of shares set forth in the Cash Election.

       9. Purchase of Shares. (a) Subject to Section 9(b), each Non-Employee Director may make an irrevocable election to use all or a stated percentage (in increments of 25%) of his or her non-deferred cash compensation as a Non-Employee Director (including non-deferred retainer fees as a committee chairman, if applicable, to be earned during the forthcoming calendar year and attendance fees earned during the current year) to have purchased Common Stock on his or her behalf (the “Share Purchase Election”). The maximum amount of compensation that may be used by a Non-Employee Director in any year to purchase shares under this Plan shall not exceed $100,000.00. In order to make a Share Purchase Election pursuant to this Section 9(a), a Non-Employee Director must deliver to the Secretary of the Company a written notice setting forth the percentage (in increments of 25%) of the Non-Employee Director's total non-deferred cash compensation to be used to purchase Common Stock of the Company. All shares of Common Stock of the Company purchased pursuant to this Section must be held at least until six months have elapsed from the date of such purchase.

       (b) It is the intention of this Plan that Non-Employee Directors shall have the ability to make a Share Purchase Election on an annual basis provided that such annual Share Purchase Election would not cause the Plan or transactions under the Plan to fail to comply with Rule 16b-3. Subject to the preceding limitation, a Non-Employee Director may make a Share Purchase Election on an annual basis no later than the December 31 prior to the commencement of the calendar year to which the Share Purchase Election relates, or such later date as may be permitted by the Committee and as may be permitted under Rule 16b-3. Any Share Purchase Election made pursuant to Section 9(a) shall remain in effect for subsequent calendar years unless it is revoked or a subsequent different Share Purchase Election is permitted and made in accordance with this Section, which revocation or subsequent Share Purchase Election shall then be applied to subsequent calendar years beginning after it is made.

       (c) All purchases of Common Stock under this Section 9 shall be made either on the open market or issued out of treasury stock of the Company on the third business day following the date of release of the Company's annual sales and earnings. Shares issued by the Company shall be priced at the Fair Market Value on such date. Brokerage fees and any other transaction costs related to open market purchases shall be paid by the Company. Shares purchased pursuant to this Section 9 shall be registered in the name of and delivered to the Non-Employee Director. Adjustments will be paid in cash for any fractional shares.

       10. Deferral of Certain Transactions. Any transaction effected pursuant to this Plan that is deemed to be a “Discretionary Transaction” (as defined in Rule 16b-3) that occurs within six months of an “opposite way” discretionary transaction (as described in Rule 16b-3(f) thereunder) is automatically voided and will be deferred until six months have elapsed from the date of the most recent “opposite way” discretionary transaction under any Plan of the Company.

       11. Reservation of Rights. Nothing in this Plan shall confer on any individual any right to continue as a director of the Company or interfere in any way with any rights of the Company and/or its shareholders to terminate the individual's service as a director at any time.

       12. Plan to Comply with Code Section 409A. (a) This Plan is intended to comply with Section 409A of the Code to the extent it is applicable to this Plan; however, it is being adopted and submitted to the Company's shareholders for approval before the promulgation of final regulations under Section 409A. Accordingly, notwithstanding any provision of this Plan other than this Section 12, this Plan may be amended at any time to the extent required in order to comply with Section 409A or to ensure that any portion, or all, of the compensation provided under this Plan will not be subject to 409A, as the Board may determine to be necessary or appropriate.

       (b) Each provision of this Plan that involves the deferral of compensation subject to Section 409A of the Code shall be interpreted in a manner that complies with Section 409A of the Code, and each provision that conflicts with such requirements shall not be valid or enforceable. In no event may the Plan be amended in such a way as to accelerate the payment of any amounts credited to Share Accounts as of the effective time of such amendment, except as may be permitted by Section 409A of the Code.

       (c) Notwithstanding any other provision of this Plan, under any circumstances permitted by Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder, the Board may terminate the Plan at any time, and, if it so determines, cause all Share Accounts to be paid out in lump sum payments in cash or shares of Common Stock, as the Board may determine, as soon as practicable following such termination.

APPENDIX B

Colgate-Palmolive Company
Director Independence Standards

March 10, 2005

       Independence promotes integrity, accountability and effective oversight. It is Colgate's policy to have a Board of Directors comprised of a substantial majority of independent directors, and since 1989 the Board of Directors has been comprised entirely of independent directors, with the exception of the Chief Executive Officer.

       The Board of Directors defines an independent director as a director who has no direct or indirect material relationship with Colgate or any of its officers, other than as a director or shareholder of Colgate. Stated simply, an independent director must be free of any relationship with Colgate or its senior management that may in fact or appearance impair the director's ability to make independent judgments or compromise the director's objectivity and loyalty to shareholders.

       There are many different types of relationships between directors and the Company that may be material and preclude a finding of independence, including employment, advisory, business, financial, charitable, family and personal relationships. When examining these relationships, it is important to consider a director's ties to the Company's senior management and its other directors, which also may affect a director's actual or perceived independence.

       The Board shall review and make an affirmative determination regarding each director's independence at least once each year and more frequently as necessary due to changes in circumstance that may affect an individual director's independence. In making its determinations regarding independence, the Board shall consider all relevant facts and circumstances and shall apply the following guidelines:

       Independent directors should not be current or former Colgate employees. During the last ten years, the director was not an employee of Colgate, and, during the last five years, none of the director's immediate family members was an employee of Colgate.

       Independent directors should not serve as or be affiliated with advisors to Colgate or its senior management. During the last five years, neither the director nor an immediate family member of the director (i) served as a paid advisor or consultant to Colgate or any officer of Colgate, (ii) had a five percent or greater interest in or was a principal, executive officer or, in the case of the director, an employee of a company that served as a paid advisor or consultant to Colgate or any officer of Colgate, or (iii) had a personal services contract with Colgate or any officer of Colgate. In the case of officers, such advisory or consulting services shall include those provided regarding all matters, whether personal or business.

       Independent directors should not receive compensation from Colgate other than board and committee fees. During the last five years, neither the director nor an immediate family member of the director received more than $10,000 per year in compensation from Colgate (other than director compensation and expenses). (For fees covered by the immediately preceding paragraph, there shall be no de minimis $10,000 exception pursuant to such paragraph.)

       Independent directors should not do business with Colgate. During the last five years, if the director or an immediate family member of the director had a five percent or greater interest in or was a principal, executive officer or, in the case of the director, an employee of a company that made payments to or received payments from Colgate for property or services, such payments, in any single fiscal year, did not exceed the greater of $1 million or 2% of such company's consolidated gross revenues.

       Independent directors should not borrow or lend funds to Colgate or its senior management. Loans between directors and the Company or its senior management are absolutely prohibited. In addition, during the last five years, if the director or an immediate family member of the director had a five percent or greater interest in or was a director, principal, executive officer or, in the case of the director, an employee of a company that was indebted to Colgate or any officer of Colgate,

B-1

or to which Colgate or any officer of Colgate was indebted, the total amount of such indebtedness was not more than 2% of the total consolidated assets of such company.

       Independent directors should not make investments with Colgate or its senior management. During the last five years, neither the director nor an immediate family member of the director had a five percent or greater interest in or was a director, principal, executive officer or, in the case of the director, an employee of a company in which Colgate or any officer of Colgate made an aggregate investment of more than 1% of the total consolidated assets of such company. In addition, directors and their immediate family members shall not make joint investments, including purchases of assets, with officers or executives of Colgate or other directors.

       Independent directors should not have a leadership role in charitable organizations supported by Colgate. During the last five years, if the director or an immediate family member of the director was an officer, director or trustee of a charitable organization, Colgate's discretionary contributions to that organization, in any single fiscal year, did not exceed the lesser of $25,000 or 1% of that organization's consolidated gross revenues. Colgate's matching of director and employee charitable contributions will not be included in Colgate's discretionary contributions for this purpose.*

       Independent directors should not serve as or be affiliated with Colgate's auditors. During the last five years, (i) the director was not affiliated with or employed by a present or former internal or external auditor of Colgate (a “Colgate Auditor”) and (ii) no immediate family members of the director were affiliated with or employed in a professional capacity by a Colgate Auditor. “Affiliation” includes being a partner of a firm or having another relationship with a firm that the Board determines may impair a director's independence, and “employment in a professional capacity” includes participation in a firm's audit, assurance or tax compliance practice.

       Independent directors should not serve on interlocking boards of directors or compensation committees. During the last five years, neither the director nor an immediate family member of the director was an executive officer of another company where any of Colgate's present officers serve on that company's board of directors or compensation committee.

       Independent directors should not have any other relationship with Colgate or its senior management or with another director that may impair the director's ability to make independent judgments. If, during the last five years, a director or an immediate family member of the director had a relationship with Colgate, an officer of Colgate or another director that does not fit within the relationships described above, the Board has determined that the existence of such relationship does not in fact or appearance impair the director's ability to make independent judgments or compromise the director's objectivity and loyalty to shareholders. Such relationships could include voting arrangements and personal, economic or professional ties between a director and an officer of Colgate or another Colgate director. Directors shall notify the Nominating and Corporate Governance Committee of any such arrangements or ties they have with officers of Colgate or other directors.

       In applying the foregoing guidelines, the following definitions shall be used:

•	“Colgate” means Colgate-Palmolive Company and its subsidiaries.
•	A “company” means any corporation, partnership, trust, limited liability company, association, joint venture or other foreign or domestic entity of any kind.
•	A director's “immediate family members” are the director's spouse, parents, children, grandchildren, siblings, nieces, nephews, mothers-in-law and fathers-in-law, sons-in-law and daughters-in-law, brothers-in-law and sisters-in-law and anyone who shares the director's home (other than domestic employees).
•	An “officer” of Colgate means officers elected by the Board of Directors.

*

Similarly, under Colgate policy, Colgate and officers of Colgate are not permitted to solicit director support for charitable organizations that officers of Colgate or their immediate family members serve as officers, directors or trustees.

B-2

APPENDIX C

Colgate-Palmolive Company
Audit Committee Charter

March 9, 2006

Purpose

       There shall be an Audit Committee (the “Committee”) which will assist the Board of Directors in its oversight regarding: (1) the integrity of the financial statements of the Company, (2) the independent accountants' qualifications and independence, (3) the performance of the Company's internal audit function and independent accountants, and (4) the compliance by the Company with legal and regulatory requirements. The Committee shall prepare the Audit Committee Report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company's annual proxy statement.

Committee Membership

       The Committee shall be appointed by the Board of Directors in accordance with the Company's by-laws. The Committee shall consist of at least three directors, each of whom in the Board's judgment satisfies the applicable independence and other membership requirements of the New York Stock Exchange, the Commission and other applicable regulations. It is desirable that each Committee member shall be an “audit committee financial expert” as defined in the rules of the Commission. Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

General Responsibilities

1.	Maintain open communications with the internal auditors, the independent accountants, management, and the Board of Directors. The Committee may ask members of management or others to attend meetings and may request any information it deems relevant from management.
2.	In its discretion, conduct or authorize investigations into matters within its scope of responsibility.
3.	Meet separately in executive sessions with the senior internal audit executive, the Company's independent accountants, the Chief Financial Officer and the General Counsel at each regularly scheduled Committee meeting and with other members of management from time to time as appropriate to discuss any matters the Committee or these persons or groups believe should be discussed privately.
4.	Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the internal audit department or the independent accountants.
5.	Review periodically with the General Counsel any legal and regulatory matters that may have a material effect on the Company's financial statements, operations, compliance policies and programs, including any environmental, health or safety matters.
6.	Review with management the activities of the Global Business Practices' function, including its monitoring of compliance with the Company's Code of Conduct and Business Practices Guidelines.
7.	Approve and review procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
8.	Recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.
9.	Recommend to the Board of Directors restrictions on the Company's hiring of employees or former employees of the independent accountants who were engaged on the Company's account.
10.	Review with management, the General Counsel, the senior internal audit executive and the independent accountants, disclosures of insider and affiliated party transactions.

11.	Take any other actions required of the Committee by law, applicable regulations, or as may be requested by the Board of Directors.

Responsibilities regarding the engagement of the independent accountants and the appointment of the internal auditor.

1.	The Committee shall have the sole authority to appoint or replace the independent accountants (subject, if applicable, to stockholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent accountants shall report directly to the Committee.
2.	Review the experience and qualifications of the senior members of the independent accountants' audit team.
3.	At least annually, obtain and review any and all reports required by the NYSE or SEC relating to the independent accountants' internal quality control procedures (including any material issues raised by internal or peer reviews or governmental authorities and any steps taken to address any such issues).
4.	Review and approve all audit and permitted non-audit services to be performed by the independent accountants.
5.	Review and concur in the appointment, replacement, reassignment or dismissal of the senior internal audit executive. The senior internal audit executive shall report the matters within his or her authority directly to the Committee.
6.	Ensure the independent accountants deliver to the Committee annually a formal written statement delineating all relationships between the independent accountants and the Company and addressing at least the matters set forth in Independence Standards Board Standard No. 1; discuss with the independent accountants any relationships or services disclosed in such statement that may impact the objectivity and independence of the Company's independent accountants. The Committee shall present its conclusions with respect to the independent accountants to the Board.

Responsibilities for reviewing internal audits, the annual external audit and the review of financial statements.

1.	Request the independent accountants to confirm that they report directly to the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues.
2.	Review with management the Company's risk assessment and risk management policies and significant risks and exposures identified by management, the internal auditors or the independent accountants, and management's steps to address them.
3.	Review the scope of the internal audits with the senior internal audit executive and the scope of the external audit with the independent accountants.
4.	Review with management, the independent accountants and the senior internal audit executive:
	a.	The Company's internal controls, including computerized information system controls and security.
	b.	Any significant findings and recommendations made by the independent accountants or internal audit.
5.	After the completion of the annual audit examination (and before the audit report is filed with the Commission), meet to review and discuss with management and the independent accountants:
	a.	The Company's annual financial statements and related footnotes, including the specific disclosures made in Management's Discussion and Analysis.
	b.	The independent accountants' audit of and report on the financial statements.

	c.	The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates, including (i) critical accounting policies and practices to be used and (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants.
	d.	Any significant difficulties or disputes with management encountered during the course of the audit and management's response.
	e.	The effect of regulatory and accounting initiatives.
	f.	The effect of off-balance sheet structures, if any, on the Company's financial statements.
	g.	Any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.
	h.	Any other matters about the audit procedures or findings that standards of the Public Company Accounting Oversight Board (United States) require the auditors to discuss with the Committee, including any material written communications between the independent accountants and management.
6.	Meet to review and discuss with management and the independent accountants the Company's quarterly financial statements, including the specific disclosures made in Management's Discussion and Analysis.
7.	Discuss with management earnings press releases and generally discuss financial information and earnings guidance provided to analysts and rating agencies.
8.	Discuss with management and the independent accountants (i) any significant deficiencies in the design or operation of internal controls and any material weaknesses therein, (ii) any fraud involving management or other employees who have a significant role in the Company's internal controls and (iii) any employee complaints or published reports which raise material issues regarding the Company's accounting, internal accounting controls or auditing matters.
9.	Review with management and the senior internal audit executive:
	a.	Any difficulties the internal auditor encountered while conducting audits, including any restrictions on the scope of their work or access to required information.
	b.	Any changes to the planned scope of the internal audit plan that the Committee thinks advisable.
	c.	The internal audit department's budget and staffing.

Committee Structure and Operations

1.	The Committee shall:
	a.	Meet at least four times each year and at such other times as it deems necessary to carry out its responsibilities (the Chair of the Committee may call a Committee meeting whenever deemed necessary and the Chair of the Committee shall develop, in consultation with management when appropriate, the Committee agenda).
	b.	Make regular reports of its proceedings to the Board.
	c.	On an annual basis, review its own performance and review and reassess the adequacy of the Committee's Charter.
2.	The Committee shall have the authority to:
	a.	Form and delegate authority to subcommittees in its discretion.
	b.	Retain independent counsel, accountants and other advisers, as it deems necessary or appropriate, to assist in the conduct of its duties.
	c.	Approve the amount of (i) compensation paid to the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation paid to any advisors employed by the Committee and (iii) any ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

 Printed on Recycled Paper

ANNUAL MEETING
OF
COLGATE-PALMOLIVE COMPANY STOCKHOLDERS

Thursday, May 4, 2006
Marriott Marquis
10:00 a.m.
Broadway Ballroom
1535 Broadway
(45th Street and Broadway)
New York, NY 10036

•

Your vote is important to us. You may vote your proxy by Internet, telephone or mail. Please vote your proxy at your earliest convenience even if you plan to attend the meeting. Voting instructions appear on the reverse side of this card. Your vote is held in confidence by our outside tabulator, The Bank of New York.

•	If you plan to attend the meeting, please fill out and mail separately the enclosed ticket request.

COLGATE-PALMOLIVE COMPANY
Proxy Solicited by the Board of Directors
for Annual Meeting on May 4, 2006

The undersigned hereby appoints as proxies, with full power of substitution to each, REUBEN MARK, RICHARD J. KOGAN and HOWARD B. WENTZ, JR. (the Proxy Committee) to vote as designated on the reverse side all shares that the undersigned would be entitled to vote at the annual meeting of stockholders of the Company to be held in New York, New York on May 4, 2006 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present or if only one be present, then by that one.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.

COLGATE-PALMOLIVE COMPANY P.O. BOX 11160 NEW YORK, NY 10203-0160

(Continued and to be signed on other side)

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET/TELEPHONE/MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE		MAIL

https://www.proxyvotenow.com/cl	OR	1-866-776-5717	OR

•     Go to the website address listed above.
•     Have your proxy card ready.
•     Follow the simple instructions that appear on
your computer screen.
•     Vote anytime before 11:59 p.m.
(Eastern time) on May 3, 2006.
		• Use any touch-tone phone. • Have your proxy card ready. • Follow the simple instructions you are given. • Vote anytime before 11:59 p.m. (Eastern time) on May 3, 2006.		• Detach the below proxy card. • Mark, sign and date the card. • Return your proxy card in the postage-paid envelope provided.

Your vote is important. Please vote immediately.

☐	‚ DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL ‚

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board’s recommendations as set forth below.
☒	Please mark your votes as in this example.

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

1.	Election of Directors:

	FOR ☐	WITHHELD	☐

	Election of Directors, Nominees:	01. J.T. Cahill 02. J.K. Conway 03. E.M. Hancock 04. D.W. Johnson 05. R.J. Kogan 06. D.E. Lewis 07. R. Mark 08. J.P. Reinhard 09. H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):

			FOR	AGAINST	ABSTAIN

2.	Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm		☐	☐	☐

3.	Approval of the Company’s 2007 Stock Plan for Non-Employee Directors		☐	☐	☐

The Board of Directors recommends a vote AGAINST Items 4 and 5.

		FOR	AGAINST	ABSTAIN

4.	Stockholder Proposal on Independent Chairman	☐	☐	☐

5.	Stockholder Proposal on Executive Compensation	☐	☐	☐

	Mark the box if you have changed your address on the front of this card			☐

In its discretion, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.	Date	Shareholder sign here	Co-owner sign here

COLGATE-PALMOLIVE CHILE ONE PLUS ONE SAVINGS PLAN COLGATE-PALMOLIVE FRANCE STOCK/SAVINGS PLAN COLGATE-PALMOLIVE GERMANY STOCK/SAVINGS PLAN	COLGATE PALMOLIVE PERÚ STOCK/SAVINGS PLAN COLGATE-PALMOLIVE PHILS., INC STOCK/SAVINGS PLAN COLGATE-PALMOLIVE PR SAVINGS AND INVESTMENT PLAN	COLGATE-PALMOLIVE COMPAÑIA STOCK/SAVINGS PLAN COLGATE-PALMOLIVE, C.A. STOCK PLAN COLGATE-PALMOLIVE MALAYSIA EMPLOYEE STOCK OWNERSHIP PLAN

To: Plan Participants

          As a participant in one of the Plans listed above, you may direct the manner in which shares of Colgate-Palmolive Company Common Stock allocable to your interest in the Colgate-Palmolive Stock Fund established under such Plan shall be voted by the Trustee at the annual meeting of stockholders of Colgate-Palmolive Company to be held in New York, New York on May 4, 2006 or at any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. If a signed card is not returned, shares allocable to your interest in the Colgate-Palmolive Stock Fund will be voted in the same proportion as shares for which instruction cards are received.

COLGATE-PALMOLIVE COMPANY P.O. BOX 11011 NEW YORK, NY 10277-2805

(Continued and to be signed on other side)

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET/TELEPHONE/MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE		MAIL

https://www.proxyvotenow.com/cl	OR	+1-215-521-1346	OR

•     Go to the website address listed above.
•     Have your proxy card ready.
•     Follow the simple instructions that appear on
your computer screen.
•     Vote anytime before 11:59 p.m.
(Eastern time) on May 3, 2006.

•     Use any touch-tone phone.
•     Have your proxy card ready.
•     Follow the simple instructions
you are given.
•     Vote anytime before 11:59 p.m.
(Eastern time) on May 3, 2006.
•     The Company will pay all telephone
charges.
• Detach the below proxy card. • Mark, sign and date the card. • Return your proxy card in the postage-paid envelope provided.

Your vote is important. Please vote immediately.

☐	‚ DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL ‚

This proxy when properly executed will be voted by the Trustee in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board’s recommendations as set forth below.

☒	Please mark your votes as in this example.

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

1.	Election of Directors:

	FOR ☐	WITHHELD	☐

	Election of Directors, Nominees:	01. J.T. Cahill 02. J.K. Conway 03. E.M. Hancock 04. D.W. Johnson 05. R.J. Kogan 06. D.E. Lewis 07. R. Mark 08. J.P. Reinhard 09. H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):

			FOR	AGAINST	ABSTAIN

2.	Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm		☐	☐	☐

3.	Approval of the Company’s 2007 Stock Plan for Non-Employee Directors		☐	☐	☐

The Board of Directors recommends a vote AGAINST Items 4 and 5.

		FOR	AGAINST	ABSTAIN

4.	Stockholder Proposal on Independent Chairman	☐	☐	☐

5.	Stockholder Proposal on Executive Compensation	☐	☐	☐

	Mark the box if you have changed your address on the front of this card			☐

If voting by proxy, the Trustee is directed to authorize the Proxy Committee to vote, in its discretion, upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.	Date	Shareholder sign here	Co-owner sign here

COLGATE-PALMOLIVE AUSTRALIA
EMPLOYEE SHARE SCHEME

COLGATE-PALMOLIVE DOMINICAN REPUBLIC
STOCK/SAVINGS PLAN

COLGATE-PALMOLIVE U.K.
STOCK/SAVINGS PLAN

COLGATE-PALMOLIVE IRELAND
SHARE PARTICIPATION SCHEME

To: Plan Participants

          As a participant in one of the Plans listed above, you may direct the manner in which shares of Colgate-Palmolive Company Common Stock allocable to your interest in the Colgate-Palmolive Stock Fund established under such Plan shall be voted by the Trustee at the annual meeting of stockholders of Colgate-Palmolive Company to be held in New York, New York on May 4, 2006 or at any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will not be voted.

COLGATE-PALMOLIVE COMPANY P.O. BOX 11011 NEW YORK, NY 10277-2805

(Continued and to be signed on other side)

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET/TELEPHONE/MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE		MAIL

https://www.proxyvotenow.com/cl	OR	+1-215-521-1346	OR

•     Go to the website address listed above.
•     Have your proxy card ready.
•     Follow the simple instructions that appear on
your computer screen.
•     Vote anytime before 11:59 p.m.
(Eastern time) on May 3, 2006.

•     Use any touch-tone phone.
•     Have your proxy card ready.
•     Follow the simple instructions
you are given.
•     Vote anytime before 11:59 p.m.
(Eastern time) on May 3, 2006.
•     The Company will pay all telephone
charges.
• Detach the below proxy card. • Mark, sign and date the card. • Return your proxy card in the postage-paid envelope provided.

Your vote is important. Please vote immediately.

☐	‚ DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL ‚

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Trustee in accordance with the Board’s recommendations as set forth below.

☒	Please mark your votes as in this example.

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

1.	Election of Directors:

	FOR ☐	WITHHELD	☐

	Election of Directors, Nominees:	01. J.T. Cahill 02. J.K. Conway 03. E.M. Hancock 04. D.W. Johnson 05. R.J. Kogan 06. D.E. Lewis 07. R. Mark 08. J.P. Reinhard 09. H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):

			FOR	AGAINST	ABSTAIN

2.	Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm		☐	☐	☐

3.	Approval of the Company’s 2007 Stock Plan for Non-Employee Directors		☐	☐	☐

The Board of Directors recommends a vote AGAINST Items 4 and 5.

		FOR	AGAINST	ABSTAIN

4.	Stockholder Proposal on Independent Chairman	☐	☐	☐

5.	Stockholder Proposal on Executive Compensation	☐	☐	☐

	Mark the box if you have changed your address on the front of this card			☐

If voting by proxy, the Trustee is directed to authorize the Proxy Committee to vote, in its discretion, upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.	Date	Shareholder sign here	Co-owner sign here

COLGATE-PALMOLIVE CANADA INC.
Stock/Savings Plan

Proxy Solicited by the Board of Directors of Colgate-Palmolive Company
for Annual Meeting on May 4, 2006

The undersigned hereby appoints as proxies, with full power of substitution to each, REUBEN MARK, RICHARD J. KOGAN and HOWARD B. WENTZ, JR. (the Proxy Committee) to vote as designated on the reverse side all shares that the undersigned would be entitled to vote at the annual meeting of stockholders of the Company to be held in New York, New York on May 4, 2006 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present or if only one be present, then by that one.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.

COLGATE-PALMOLIVE COMPANY P.O. BOX 11011 NEW YORK, NY 10277-2805

(Continued and to be signed on other side)

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET/TELEPHONE/MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE		MAIL

https://www.proxyvotenow.com/cl	OR	1-215-521-1346	OR

•     Go to the website address listed above.
•     Have your proxy card ready.
•     Follow the simple instructions that appear on
your computer screen.
•     Vote anytime before 11:59 p.m.
(Eastern time) on May 3, 2006.

•     Use any touch-tone phone.
•     Have your proxy card ready.
•     Follow the simple instructions
you are given.
•     Vote anytime before 11:59 p.m.
(Eastern time) on May 3, 2006.
•     The Company will pay all telephone
charges.
• Detach the below proxy card. • Mark, sign and date the card. • Return your proxy card in the postage-paid envelope provided.

Your vote is important. Please vote immediately.

☐	‚ DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL ‚

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board’s recommendations as set forth below.
☒	Please mark your votes as in this example.

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

1.	Election of Directors:

	FOR ☐	WITHHELD	☐

	Election of Directors, Nominees:	01. J.T. Cahill 02. J.K. Conway 03. E.M. Hancock 04. D.W. Johnson 05. R.J. Kogan 06. D.E. Lewis 07. R. Mark 08. J.P. Reinhard 09. H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):

			FOR	AGAINST	ABSTAIN

2.	Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm		☐	☐	☐

3.	Approval of the Company’s 2007 Stock Plan for Non-Employee Directors		☐	☐	☐

The Board of Directors recommends a vote AGAINST Items 4 and 5.

		FOR	AGAINST	ABSTAIN

4.	Stockholder Proposal on Independent Chairman	☐	☐	☐

5.	Stockholder Proposal on Executive Compensation	☐	☐	☐

	Mark the box if you have changed your address on the front of this card			☐

In its discretion, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.	Date	Shareholder sign here	Co-owner sign here

ANNUAL MEETING
OF
COLGATE-PALMOLIVE COMPANY STOCKHOLDERS

Thursday, May 4, 2006

Your vote is important to us. You may vote your proxy by Internet, telephone or mail. Please vote your proxy at your earliest convenience. Voting instructions appear on the reverse side of this card. Your vote is held in confidence by our outside tabulator, The Bank of New York.

COLGATE-PALMOLIVE COMPANY
EMPLOYEES SAVINGS AND INVESTMENT PLAN

To: Plan Participants

          As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock and/or Convertible Preference Stock allocable to your interest in the Trust Funds established under such Plan shall be voted by the appropriate Trustee at the annual meeting of stockholders to be held in New York, New York on May 4, 2006 or at any adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. If a signed card is not returned, shares allocable to your interest in the Plan may be voted in the same proportion as shares for which instruction cards are received.

COLGATE-PALMOLIVE COMPANY P.O. BOX 11312 NEW YORK, NY 10203-0312

(Continued and to be signed on other side)

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET/TELEPHONE/MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE		MAIL

https://www.proxyvotenow.com/cl	OR	1-866-776-5717 from U.S. or Canada	OR
•     Go to the website address listed above.
•     Have your proxy card ready.
•     Follow the simple instructions that appear on
your computer screen.
•     Vote anytime before 11:59 p.m.
(Eastern time) on May 3, 2006.
		1-215-521-1346 from other areas		• Detach the below proxy card. • Mark, sign and date the card. • Return your proxy card in the postage-paid envelope provided.
•     Use any touch-tone phone.
•     Have your proxy card ready.
•     Follow the simple instructions
you are given.
•     Vote anytime before 11:59 p.m.
(Eastern time) on May 3, 2006.
•     The Company will pay all telephone
charges.

Your vote is important. Please vote immediately.

☐	‚ DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL ‚

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Trustee in accordance with the Board’s recommendations as set forth below.

☒	Please mark your votes as in this example.

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

1.	Election of Directors:

	FOR ☐	WITHHELD	☐

	Election of Directors, Nominees:	01. J.T. Cahill 02. J.K. Conway 03. E.M. Hancock 04. D.W. Johnson 05. R.J. Kogan 06. D.E. Lewis 07. R. Mark 08. J.P. Reinhard 09. H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):

			FOR	AGAINST	ABSTAIN

2.	Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm		☐	☐	☐

3.	Approval of the Company’s 2007 Stock Plan for Non-Employee Directors		☐	☐	☐

The Board of Directors recommends a vote AGAINST Items 4 and 5.

		FOR	AGAINST	ABSTAIN

4.	Stockholder Proposal on Independent Chairman	☐	☐	☐

5.	Stockholder Proposal on Executive Compensation	☐	☐	☐

	Mark the box if you have changed your address on the front of this card			☐

If voting by proxy, the Trustee is directed to authorize the Proxy Committee to vote, in its discretion, upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.	Date	Shareholder sign here	Co-owner sign here

COLGATE-PALMOLIVE (HELLAS) S.A.I.C.
STOCK/SAVINGS PLAN

COLGATE-PALMOLIVE, S.A. DE C.V.
RETIREMENT/PENSION PLAN AND
SENIORITY PREMIUM

COLGATE-PALMOLIVE (POLAND) SP. Z O.O
GLOBAL STOCK/SAVINGS PLAN

COLGATE-PALMOLIVE ARGENTINA S.A.
“MÁS POR VOS”

COLGATE-PALMOLIVE
INDÚSTRIA E COMÉRCIO LTDA.
STOCK ACQUISITION PLAN

COLGATE-PALMOLIVE (C.A.) INC.
COSTA RICA STOCK/SAVINGS PLAN

COLGATE-PALMOLIVE (C.A.) INC.
EL SALVADOR STOCK/SAVINGS PLAN

COLGATE-PALMOLIVE (C.A.) INC.
GUATEMALA STOCK/SAVINGS PLAN

COLGATE-PALMOLIVE (C.A.) INC.
HONDURAS STOCK/SAVINGS PLAN

COLGATE-PALMOLIVE (C.A.) INC.
NICARAGUA STOCK/SAVINGS PLAN

COLGATE-PALMOLIVE (C.A.) INC.
PANAMA STOCK/SAVINGS PLAN

COLGATE-PALMOLIVE THAILAND
STOCK/SAVINGS PLAN

Proxy Solicited by the Board of Directors of Colgate-Palmolive Company
for Annual Meeting on May 4, 2006

The undersigned hereby appoints as proxies, with full power of substitution to each, REUBEN MARK, RICHARD J. KOGAN and HOWARD B. WENTZ, JR. (the Proxy Committee) to vote as designated on the reverse side all shares that the undersigned would be entitled to vote at the annual meeting of stockholders of the Company to be held in New York, New York on May 4, 2006 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present or if only one be present, then by that one.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.

COLGATE-PALMOLIVE COMPANY P.O. BOX 11011 NEW YORK, NY 10277-2805

(Continued and to be signed on other side)

YOUR VOTE IS IMPORTANT
VOTE BY INTERNET/TELEPHONE/MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET		TELEPHONE		MAIL

https://www.proxyvotenow.com/cl	OR	+1-215-521-1346	OR

•     Go to the website address listed above.
•     Have your proxy card ready.
•     Follow the simple instructions that appear on
your computer screen.
•     Vote anytime before 11:59 p.m.
(Eastern time) on May 3, 2006.

•     Use any touch-tone phone.
•     Have your proxy card ready.
•     Follow the simple instructions
you are given.
•     Vote anytime before 11:59 p.m.
(Eastern time) on May 3, 2006.
•     The Company will pay all telephone
charges.
• Detach the below proxy card. • Mark, sign and date the card. • Return your proxy card in the postage-paid envelope provided.

Your vote is important. Please vote immediately.

☐	‚ DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL ‚

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board’s recommendations as set forth below.
☒	Please mark your votes as in this example.

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

1.	Election of Directors:

	FOR ☐	WITHHELD	☐

	Election of Directors, Nominees:	01. J.T. Cahill 02. J.K. Conway 03. E.M. Hancock 04. D.W. Johnson 05. R.J. Kogan 06. D.E. Lewis 07. R. Mark 08. J.P. Reinhard 09. H.B. Wentz, Jr.

FOR, except vote withheld from the following nominee(s):

			FOR	AGAINST	ABSTAIN

2.	Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm		☐	☐	☐

3.	Approval of the Company’s 2007 Stock Plan for Non-Employee Directors		☐	☐	☐

The Board of Directors recommends a vote AGAINST Items 4 and 5.

		FOR	AGAINST	ABSTAIN

4.	Stockholder Proposal on Independent Chairman	☐	☐	☐

5.	Stockholder Proposal on Executive Compensation	☐	☐	☐

	Mark the box if you have changed your address on the front of this card			☐

In its discretion, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.	Date	Shareholder sign here	Co-owner sign here